Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2024, 2023 and 2022

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Table of Contents

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statements of income (loss) and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2024, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Boston, Massachusetts
March 31, 2025

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2024	2023
Admitted assets:
Bonds	$6,071,042	$6,993,422
Contract loans	2,566,770	2,496,443
Real estate, at depreciated cost	24,724	27,446
Preferred stocks	45,094	49,028
Common stocks - affiliated	710,595	105,282
Common stocks - non-affiliated	30,717	38,368
Mortgage loans	476,263	517,608
Cash, cash equivalents and short-term investments	84,579	162,242
Derivatives	1,643	3,547
Other invested assets	538,391	445,747
Receivables for securities	11,947	5,820
Derivative collateral	64,454	63,468
Total cash and invested assets	10,626,219	10,908,421
Deferred and uncollected premiums	53,601	59,164
Due and accrued investment income	168,117	172,735
Current federal and foreign income tax	3,622	11,007
Reinsurance recoverables	2,427	6,291
Deferred tax asset	38,206	41,533
Receivables from affiliates	11,414	10,503
Other assets	22,980	7,743
Separate account assets	3,011,197	3,033,301
Total admitted assets	$13,937,783	$14,250,698

Liabilities:
Reserves for future policy benefits	9,051,089	9,364,960
Policyholders’ funds	565,732	605,799
Dividends to policyholders	86,580	107,165
Policy benefits in course of settlement	160,710	198,925
Amounts payable on reinsurance	30,762	11,778
Accrued expenses and general liabilities	148,955	161,842
Reinsurance funds withheld liability	443,075	328,562
Interest maintenance reserve (“IMR”)	45,484	68,250
Transfers to (from) separate account due and accrued	(44,458)	(65,380)
Asset valuation reserve (“AVR”)	139,480	117,069
Separate account liabilities	3,011,197	3,033,301
Total liabilities	13,638,606	13,932,271

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	679,332	634,333
Surplus notes	126,444	126,418
Special surplus funds	2,500	2,500
Unassigned surplus	(519,099)	(454,824)
Total surplus	299,177	318,427
Total liabilities, capital and surplus	$13,937,783	$14,250,698

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Income (Loss) and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2024	2023	2022 [1]
Income:
Premium and annuity considerations	$(685,165)	$343,202	$305,818
Net investment income and amortization of IMR	548,642	578,124	621,969
Commissions and expense allowances on reinsurance ceded	17,277	14,037	14,710
Reserve adjustments on reinsurance ceded	700,816	(223,767)	(238,878)
Fees associated with separate account and other miscellaneous income	112,047	98,416	107,029
Total income	693,617	810,012	810,648

Current and future benefits:
Death benefits	483,109	566,114	464,636
Disability and health benefits	2,377	3,126	2,457
Annuity benefits and matured endowments	57,534	70,219	72,568
Surrender benefits	602,994	632,220	503,057
Interest on policy or contract funds	27,722	22,851	12,331
Settlement option payments	19,899	22,254	22,669
Net transfers to (from) separate accounts, net of reinsurance	(295,462)	(267,135)	(178,166)
Change in reserves for future policy benefits and policyholders’ funds	(321,869)	(439,129)	(329,194)
Total current and future benefits	576,304	610,520	570,358

Operating expenses:
Direct commissions	7,747	8,528	6,962
Commissions and expense allowances on reinsurance assumed	6,711	5,998	5,167
Premium, payroll and miscellaneous taxes	7,636	6,088	9,440
Other operating expenses	90,989	93,395	95,906
Total operating expenses	113,083	114,009	117,475
Net gain (loss) from operations before dividends and federal income taxes	4,230	85,483	122,815
Dividends to policyholders	51,937	69,339	78,002
Net gain from operations after dividends and before federal income taxes	(47,707)	16,144	44,813
Federal and foreign income tax expense (benefit)	(9,529)	(16,814)	6,143
Net gain from operations before realized capital gains (losses)	(38,178)	32,958	38,670
Realized capital gains (losses), net of income taxes and IMR	(31,372)	(40,550)	13,343
Net income (loss)	(69,550)	(7,592)	52,013

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	23,919	(8,145)	(58,141)
Change in deferred income taxes	12,441	737	1,101
Change in non-admitted assets	(18,686)	(27,743)	(22,579)
Change in reserve on account of change in valuation basis	(7,998)	—	—
Change in asset valuation reserve	(22,411)	9,286	37,108
Change in surplus notes	26	26	26
Dividends to stockholder	—	—	(274,026)
Capital and paid-in surplus	45,000	20,000	—
Other surplus changes, net	18,009	(27,490)	(7,570)
Merger adjustments	—	(10,087)	283,650
Net increase (decrease) in capital and surplus	(19,250)	(51,008)	11,582
Capital and surplus, beginning of year	318,427	369,435	357,853
Capital and surplus, end of year	$299,177	$318,427	$369,435
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2024	2023	2022 [1]
Cash provided by (used for) operations:
Premiums	$411,726	$405,807	$372,950
Investment and other income	646,100	811,315	849,743
Claims and benefits	(1,442,021)	(1,668,638)	(1,580,595)
Dividends paid	(102,908)	(110,858)	(90,841)
Commissions and other expenses	(121,602)	(106,755)	(106,853)
Net transfers from separate accounts	316,384	232,602	232,885
Federal income taxes recovered (paid)	7,496	(17,812)	(16,327)
Net cash provided by (used for) operations	(284,825)	(454,339)	(339,038)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,143,047	850,727	1,118,031
Proceeds from sales, maturities and repayments of stocks	14,581	2,426	16,489
Proceeds from sales, maturities and repayments of mortgage loans	41,990	39,311	123,722
Proceeds from sales, maturities and repayments of other invested assets	65,136	48,048	301,759
Cost of bonds acquired	(277,660)	(343,941)	(632,663)
Cost of stocks acquired	(578,629)	(303,285)	(4,117)
Cost of mortgage loans acquired	(108)	(22,514)	(55,370)
Cost of other invested assets acquired	(140,882)	(53,803)	(169,566)
Cost of other investments acquired	(1,102)	(9,544)	(74,539)
Net decrease (increase) in contract loans	(70,455)	(14,161)	20,317
Net cash provided by (used for) investments	195,918	193,264	644,063

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	45,000	20,000	—
Net deposits (withdrawals) of deposit-type contracts	(40,067)	193,955	(13,309)
Dividends to stockholder	—	—	(274,026)
Other cash provided (applied)	6,311	60,753	11,689
Net cash provided by (used for) financing and miscellaneous uses	11,244	274,708	(275,646)
Net increase (decrease) in cash and short-term investments	(77,663)	13,633	29,379
Cash and short-term investments, beginning of year	162,242	148,609	119,230
Cash and short-term investments, end of year	$84,579	$162,242	$148,609
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements
(in thousands except where noted in millions or billions)

1.    Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5 as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. In 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to provide guidance for debt securities that do not qualify as bonds under the principles-based definition. The 2024 adopted revisions prescribe accounting guidance (measurement method) for all residual interests regardless of legal form. In 2024, the NAIC also adopted Statutory Issue Paper No. 169, Principles-Based Bond Definition, to provide additional guidance. These revisions all have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

In 2024, the NAIC adopted revisions to SSAP No. 93, Investments in Tax Credit Structures, to expand guidance for inclusion of all tax credit investments regardless of structure. SSAP No. 94, State and Federal Tax Credits, was also revised to expand and amend guidance to include both purchased and federal tax credits. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2024 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2024, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has investments in two subsidiaries, Nassau ABS A-I LLC (“ABS A”) and Nassau ABS B-I LLC (“ABS B”), investment SPVs, that were formed in 2023 and 2024, respectively. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income (Loss) and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as either proceeds of other investments or sales of other investments.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company uses equity index options to hedge against market risks from changes in equity index price associated with certain annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain (loss) during the period representing equity index options was $(1.5) million, $(2.6) million and $0 as of December 31, 2024, 2023 and 2022, respectively.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was $0.3 million, $(0.1) million and $0 for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $169.2 million and $173.7 million gross due and accrued investment income at December 31, 2024 and 2023, respectively. There was $1.1 million and $1.0 million due and accrued investment income non-admitted at December 31, 2024 and 2023, respectively. There was $168.1 million and $172.7 million net due and accrued investment income at December 31, 2024 and 2023, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income (Loss) and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2024 and 2023 were $128.8 million and $110.1 million, respectively. Changes for the years ended December 31, 2024, 2023 and 2022 increased (decreased) surplus by $(18.7) million, $(27.7) million and $(22.6) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2024 and 2023, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2024 and 2023, there were $82.0 million and $82.0 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist primarily of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to (from) separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has no capacity to pay dividends in 2025.

During 2024, 2023 and 2022, the Company paid cash dividends of $0, $0 and $274.0 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.3 million, $0.5 million and $4.3 million for 2024, 2023 and 2022, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $0.8 million and $0.9 million for 2024, 2023 and 2022, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased (reduced) by cumulative unrealized gains (losses) was $(59.8) million, $61.0 million and $(44.4) million as of December 31, 2024, 2023 and 2022, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2024, 2023 and 2022:

•$39.7 million, $0 and $24.2 million of non-cash investment exchanges as of December 31, 2024, 2023 and 2022, respectively.
•In conjunction with the October 1, 2024, recapture of a reinsurance treaty with Nomura Americas US Re LTD (“Nomura”) and simultaneous replacement with a reinsurance treaty with Munchener Ruck (“Munich Re”), the Company excluded $1.1 billion of premiums offset by $0.9 billion of claims and benefits and $0.1 billion for change in funds held.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2024 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$242,312	$—	$(82,594)	$159,718
All other governments	84,707	453	(18,531)	66,629
States, territories and possessions	26,290	17	(3,245)	23,062
Political subdivisions of states, territories and possessions	61,370	25	(6,755)	54,640
Special revenue	360,379	275	(44,632)	316,022
Industrial and miscellaneous (unaffiliated)	3,677,127	18,996	(516,241)	3,179,882
Parent, subsidiaries and affiliates	62,477	234	(8,083)	54,628
Hybrid securities	89,230	129	(3,340)	86,019
Mortgage-backed and asset-backed securities	1,467,150	4,370	(139,423)	1,332,097
Total bonds	$6,071,042	$24,499	$(822,844)	$5,272,697

Preferred stock	$45,094	$2,154	$(2,312)	$44,936
Common stock	$30,717	$—	$—	$30,717
Common stock - affiliate	$710,595	$—	$—	$710,595

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2024 and 2023.

The aging of temporarily impaired general account debt securities as of December 31, 2024 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$267	$(14)	$159,451	$(82,580)	$159,718	$(82,594)
All other governments	7,864	(731)	52,681	(17,800)	60,545	(18,531)
States, territories and possessions	148	(1)	20,625	(3,244)	20,773	(3,245)
Political subdivisions	9,011	(265)	40,436	(6,490)	49,447	(6,755)
Special revenue	53,785	(2,266)	238,235	(42,366)	292,020	(44,632)
Industrial and miscellaneous (unaffiliated)	214,753	(6,724)	2,574,099	(509,517)	2,788,852	(516,241)
Parent, subsidiaries and affiliates	4,979	(370)	46,903	(7,713)	51,882	(8,083)
Hybrid securities	19,872	(583)	63,015	(2,757)	82,887	(3,340)
Mortgage-backed and asset-backed securities	216,574	(12,868)	754,414	(126,555)	970,988	(139,423)
Total bonds	$527,253	$(23,822)	$3,949,859	$(799,022)	$4,477,112	$(822,844)
Number of positions at unrealized loss		302		1,778		2,080

The Company reported $0.5 million and $6.5 million of gross unrealized gains and $(7.7) million and $(9.4) million of gross unrealized losses related to common stock for the periods ended December 31, 2024 and 2023, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2024, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $13.5 million with unrealized losses of $7.7 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
As of December 31, 2024, there are 53 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $44.5 million. Securities in an unrealized loss position for over 12 months consisted of 1,778 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parents, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of bonds as of December 31, 2024 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$190,020	$185,767
Due after one year through five years	1,250,501	1,173,207
Due after five years through ten years	1,114,271	1,050,992
Due after ten years	3,516,250	2,862,731
Total	$6,071,042	$5,272,697

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $4.5 million and $13.7 million as of December 31, 2024 and 2023, respectively. OTTIs were $25.0 million, $18.4 million and $13.0 million in 2024, 2023 and 2022, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2024, 2023 and 2022, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2024	2023

Real estate	$24,724	$27,446
Total real estate	$24,724	$27,446

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2024 and 2023, the Company had $476.3 million and $517.6 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2024 and 2023 were $1.4 million and $1.8 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31 (in millions):

	2024	2023

Industrial	$64.1	$64.7
Multifamily	89.0	102.2
Office	91.8	94.3
Retail	108.2	130.0
Self-storage	48.9	50.3
Warehouse	44.6	45.4
Other	31.1	32.5
Total mortgage loans	477.7	519.4
Less: Allowance for loan losses	1.4	1.8
Net mortgage loans	$476.3	$517.6

The following tables reflect the distribution of mortgage loans by geographic region as of December 31 (in millions):

	2024	2023

East North Central	$51.5	$64.6
Middle Atlantic	14.5	15.0
Mountain	73.1	82.9
New England	15.3	15.2
Pacific	122.0	124.9
South Atlantic	103.3	115.9
West North Central	50.3	51.4
West South Central	47.7	49.5
Total mortgage loans	477.7	519.4
Less: Allowance for loan losses	1.4	1.8
Net mortgage loans	$476.3	$517.6

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31 (in millions). The ratios are updated as information becomes available.

	December 31, 2024
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$132.8	$4.1	$21.9	$13.1	$—	$—	$171.9
50% - 60%	104.4	—	17.6	36.3	9.7	—	168.0
60% - 70%	2.8	63.2	5.2	—	9.2	—	80.4
70% - 80%	5.9	—	22.1	6.1	6.2	10.2	50.5
80% and greater	—	—	—	—	—	5.5	5.5
Total	$245.9	$67.3	$66.8	$55.5	$25.1	$15.7	$476.3

	December 31, 2023
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $401.3 million CM1 loans and $76.4 million CM2 loans as of December 31, 2024. The Company held $405.0 million CM1 loans and $114.4 million CM2 loans as of December 31, 2023. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2024 and 2023 was 82.2% and 59.1%, respectively. As of December 31, 2024 and 2023, all loans were current.

During 2024, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2024, 2023 and 2022.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2024	2023

Private equity	$56,846	$33,544
Mezzanine partnerships	1,778	2,132
Collateralized fund obligation	32,840	36,523
Mortgage and real estate	53,151	41,964
Direct equity	134,047	116,922
Credit funds	54,359	23,779
Surplus debentures	97,903	100,113
Residual tranches	104,880	88,183
Other alternative assets	2,587	2,587
Total other invested assets	$538,391	$445,747

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $173.9 million and $104.9 million as of December 31, 2024 and 2023, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2024	2023
Put options:
Notional amount	$129,599	$210,413
Fair value	$1,022	$3,232
Carrying value	$1,022	$3,232

Swaps:
Notional amount	$900,000	$900,000
Fair value	$(51,821)	$(49,529)
Carrying value	$500	$500

Foreign currency forwards:
Notional amount	$23,216	$18,423
Fair value	$121	$(185)
Carrying value	$121	$(185)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2024, the Company had net derivative assets of $1.6 million, which represented $57.0 million of gross derivative assets offset by $55.4 million in derivative liabilities. For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $529.0 million and $488.4 million as of December 31, 2024 and 2023, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $705.0 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	9	8	$1,492	$10,422	$1,482	$10,250
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	3	1	1,459	1,338	3,612	2,006
(4) Preferred Stock - Fair Value	4	5	4,441	3,887	4,441	3,887
(5) Total (1+2+3+4)	16	14	$7,392	$15,647	$9,535	$16,143
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau ABS A-I LLC and Nassau ABS B-I LLC. NNY filed Sub-1 filings with the NAIC for ABS A and ABS B. The NAIC accepted those filings in 2024. The Company admitted $185.7 million and $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2024 and 2023, respectively. ABS B was funded in 2024, and the Company admitted $524.9 million within common stock based on the underlying equity for ABS B as of December 31, 2024. No subsidiary equity for ABS B was admitted as of December 31, 2023.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company has two other subsidiaries, PM Holdings, Inc. and Nassau 2019 CFO LLC, with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2024 and 2023 for these three companies. All subsidiaries are wholly owned by NNY.

Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2024, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Federal National Mortgage Association, Bank of America Corporation, Oracle Corporation, and Wells Fargo & Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2024	2023	2022

Bonds	$297,924	$337,372	$337,779
Contract loans	230,372	208,166	214,940
Cash and short-term investments	8,905	11,766	4,532
Real estate, net of expenses	4,181	4,852	4,676
Preferred stock	2,217	2,128	2,810
Common stock	3,115	743	362
Mortgage loans	20,994	21,019	26,159
Other invested assets	33,260	38,680	58,394
Derivative instruments	(14,035)	(14,469)	(1,796)
Amortization of IMR	4,963	8,461	16,449
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	34,168	31,508	33,250
Net investment income	$548,642	$578,124	$621,969

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For the year ended December 31, 2024, the Company had 1 security called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2024	2023	2022	2024	2023	2022

Bonds	$(27,560)	$(20,684)	$(5,391)	$68	$278	$4,676
Investments in affiliates	—	—	—	26,458	2,987	—
Preferred stock	(495)	(1,017)	(3,452)	(550)	1,600	(6,380)
Common stock	7,685	8	2,072	(4,168)	896	320
Mortgage loans	485	(1,442)	(65)	—	—	—
Other invested assets	(1,285)	(10,794)	19,259	2,800	(16,381)	(72,232)
Derivative instruments	(609)	(181)	900	(1,165)	(2,167)	20
Foreign exchange	(176)	—	—	—	—	—
Miscellaneous	—	387	52	—	697	—
	(21,955)	(33,723)	13,375	23,443	(12,090)	(73,596)
Income tax benefit (expense)	(9,417)	(6,827)	(32)	476	3,945	15,455
Net capital gains (losses)	$(31,372)	$(40,550)	$13,343	$23,919	$(8,145)	$(58,141)

Realized losses for 2024 include other-than-temporary impairments of $25.0 million, including impairments on bonds of $22.0 million, preferred stock of $0.5 million and other invested assets of $2.5 million. Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2024	2023	2022

Proceeds from sales	$1,157,953	$855,975	$1,119,452
Gross gains on sales	22,428	4,484	25,382
Gross losses on sales	(74,976)	(63,087)	(27,092)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2024	2023

Life insurance	$8,995,540	$9,082,502
Health insurance	26,301	30,560
Total life and health insurance	9,021,841	9,113,062

Annuities	886,491	1,020,376

Subtotal	9,908,332	10,133,438
Supplementary contracts with life contingencies	129,835	134,383
All other	82,000	82,000
Total before reinsurance ceded	10,120,167	10,349,821
Less: Reinsurance ceded	1,069,078	984,861
Reserves for future policy benefits	$9,051,089	$9,364,960

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2024 and 2023, the Company had $1.6 billion and $1.8 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2024 and 2023, the Company carried an associated reserve of $42.4 million and $45.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

During 2024, NNY, as part of the Servidata conversion of its participating whole life business, updated the reserve methodology and statutory valuation interest rate and mortality assumptions for that block that resulted in a net increase in reserves of $7.9 million. NNY also updated the statutory valuation interest rate and mortality for the DLNY Payout and Fixed Annuity business that resulted in a net increase in reserves of $0.1 million for that block. Overall, the net $8.0 million increase in reserves was recorded as a change in reserve basis included in other surplus changes, for the year ending December 31, 2024.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2024 and 2023, there were $82.0 million and $82.0 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2024 and 2023. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2024 and 2023.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2024
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$131,768	$163,341	$—	$295,109	13%
- at book value less surrender charge of 5% or more	8,127	—	—	8,127	—%
- at market value	—	—	976,082	976,082	45%
Total with market value adjustment or at fair value	139,895	163,341	976,082	1,279,318	58%
- at book value (minimal or no charge or adjustment)	519,885	—	—	519,885	24%
Not subject to discretionary withdrawal	371,408	15,000	9,717	396,125	18%
Total individual annuity actuarial reserves	1,031,188	178,341	985,799	2,195,328	100%
Less: Reinsurance ceded	5,977	—	—	5,977
Total individual annuity actuarial reserves, net of reinsurance	$1,025,211	$178,341	$985,799	$2,189,351
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$4,049	$—	$—	$4,049

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	344	344	1%
Total with market value adjustment or at fair value	—	—	344	344	1%
- at book value (minimal or no charge or adjustment)	10,996	—	—	10,996	36%
Not subject to discretionary withdrawal	19,142	—	—	19,142	63%
Total group annuity actuarial reserves	30,138	—	344	30,482	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$30,138	$—	$344	$30,482

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,635	1,635	—%
Total with market value adjustment or at fair value	—	—	1,635	1,635	—%
- at book value (minimal or no charge or adjustment)	312,998	—	—	312,998	55%
Not subject to discretionary withdrawal	252,734	—	—	252,734	45%
Total deposit fund liabilities	565,732	—	1,635	567,367	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$565,732	$—	$1,635	$567,367

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2024:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$925,514
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	129,835
Exhibit 7, Deposit-type contracts, line 14, column 1	565,732
Subtotal	1,621,081

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,155,035
Exhibit 3, Line 0399999, column 2	9,449
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	1,635
Subtotal	1,166,119
Combined total	$2,787,200

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2024 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,658	$2,658	$9,953	$—	$—	$—
- Universal life	560,882	562,532	598,260	—	—	—
- Universal life with secondary guarantees	184,466	180,146	703,219	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,157,190	7,154,122	7,311,749	—	—	—
- Variable life	89,656	88,999	104,354	958,315	951,235	952,239
- Variable universal life	81,918	81,442	82,188	854,020	843,648	844,533
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	98,521	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,326	XXX	XXX	—
- Disability-active lives	XXX	XXX	5,902	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	15,107	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	101,963	XXX	XXX	—

Total (gross: direct + assumed)	8,076,770	8,069,899	9,032,542	1,812,335	1,794,883	1,796,772
Less: Reinsurance ceded	340,036	335,876	1,036,802	—	—	—
Total, net	$7,736,734	$7,734,023	$7,995,740	$1,812,335	$1,794,883	$1,796,772

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

Reconciliation of total life insurance reserves for the year ended December 31, 2024:

Amount

Exhibit 5, Life insurance section, total (net)	$7,952,292
Exhibit 5, Accidental death benefits section, total (net)	1,326
Exhibit 5, Disability active lives section, total (net)	5,788
Exhibit 5, Disability disabled lives section, total (net)	10,735
Exhibit 5, Miscellaneous reserves section, total (net)	25,599
Subtotal	7,995,740

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,796,767
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,796,767
Combined total	$9,792,507

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reinsurance with unauthorized companies, certified companies and recapture

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $1.1 million and $27.4 million as of December 31, 2024 and 2023, respectively, and are included in accrued expenses and general liabilities.

Effective October 1, 2024, the Company recaptured the treaty with Nomura. In association with the recapture, the Company reduced ceded reserves from $187.5 million to $0 and paid a terminal settlement to the reinsurer of $2.0 million.

Effective October 1, 2024, the Company entered into a coinsurance and MODCO agreement with Munich, a Certified reinsurer. On the effective date, the Company recognized initial premium and initial funds withheld of $285.0 million which equaled the Coinsurance reserve. Additionally, the Company recognized a MODCO reserve of $2,574.7 million.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with former affiliates

A former affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.2 million and $56.4 million at December 31, 2024 and 2023, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.4 billion and $1.3 billion as of December 31, 2024 and 2023, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.9 million and $160.8 million as of December 31, 2024 and 2023, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2024	2023	2022

Direct premiums and annuity considerations	$397,337	$417,539	$390,010
Reinsurance assumed - non-affiliate	6,933	6,145	7,376
Reinsurance assumed - affiliate	37,513	33,536	25,754
Reinsurance ceded - non-affiliate	(1,122,569)	(110,154)	(112,450)
Reinsurance ceded - affiliate	(4,379)	(3,864)	(4,872)
Net premiums and annuity considerations	$(685,165)	$343,202	$305,818

Direct commissions and expense allowance	$7,747	$8,528	$6,962
Reinsurance assumed - non-affiliate	274	269	310
Reinsurance assumed - affiliate	6,437	5,729	4,857
Reinsurance ceded - non-affiliate	(6,618)	(4,256)	(5,300)
Reinsurance ceded - affiliate	(10,659)	(9,781)	(9,410)
Net commissions and expense allowance	$(2,819)	$489	$(2,581)

Direct policy and contract claims incurred	$694,008	$822,123	$738,534
Reinsurance assumed - non-affiliate	30,242	108,548	102,812
Reinsurance assumed - affiliate	37,864	35,563	20,736
Reinsurance ceded - non affiliate	(175,885)	(221,766)	(218,116)
Reinsurance ceded - affiliate	(23,310)	(82,755)	(81,636)
Net policy and contract claims incurred	$562,919	$661,713	$562,330

Direct policy and contract claims payable	$127,288	$158,453
Reinsurance assumed - non-affiliate	48,077	59,323
Reinsurance assumed - affiliate	1,487	1,483
Reinsurance ceded - non-affiliate	(16,142)	(20,334)
Net policy and contract claims payable	$160,710	$198,925

Direct life insurance in force	$27,016,339	$29,778,130
Reinsurance assumed	3,025,583	3,002,453
Reinsurance ceded	(13,661,371)	(12,733,268)
Net insurance in force	$16,380,551	$20,047,315

Affiliate amounts above include former affiliate PHL. In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $9.4 million, $15.1 million and $78.3 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of favorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.7 million as of December 31, 2023. As of December 31, 2024, $1.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.6 million of unfavorable prior year development since December 31, 2023. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2024 and 2023 was as follows (in millions):

	2024	2023

Membership stock - class B [1]	$5.0	$5.0
Activity stock	10.1	11.3
Excess stock	0.5	—
Aggregate total	$15.6	$16.3

Actual or estimated borrowing capacity as determined by the insurer	$705.0	$714.7
———————
[1]Membership stock is not eligible for redemption.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2024 and 2023 was as follows (in millions):

	2024	2023

Fair value	$393.6	$385.5
Carrying value	$440.6	$403.6
Aggregate total borrowing	$252.9	$252.9

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2024 and 2023 was as follows (in millions):

	2024	2023

Fair value	$428.3	$385.5
Carrying value	$461.9	$445.9
Aggregate total borrowing	$252.9	$272.9

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2024 and 2023 (in millions):

	2024	2023

Funding agreements issued	$252.9	$252.9
Funding agreements reserves established	$252.7	$254.1
Maximum amount of funding agreements borrowed during the year	$252.9	$252.9
Maximum amount of debt borrowed during the year	$252.9	$252.9

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.4 million, $0.6 million and $0.7 million in 2024, 2023 and 2022, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.9 million as of December 31, 2024, payable as follows: 2025 - $0.2 million; 2026 - $0.2 million; 2027 - $0.2 million; 2028 - $0.2 million and 2029 - $0.1 million.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2024 and 2023 was $34.2 million and $34.5 million, respectively. EDP accumulated depreciation as of December 31, 2024 and 2023 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2024, 2023 and 2022 was $0, $0 and $0, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $0.4 million as of December 31, 2024 and 2023, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2024 and 2023 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2024 and 2023 was $5.0 million and $5.0 million, respectively. Depreciation for the years ended December 31, 2024, 2023 and 2022 was $0, $0 and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0 as of December 31, 2024 and 2023, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$300	$292
Ordinary renewal	55,034	53,309
Total	$55,334	$53,601

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2024 and 2023, the Company maintained separate account assets totaling $3,011.2 million and $3,033.3 million, respectively. As of December 31, 2024 and 2023, The Company’s Separate Account statements included legally insulated assets of $2,805.4 million and $2,776.7 million, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.4 million, $5.6 million, $5.9 million, $6.2 million and $6.3 million for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively. The general account paid $0.9 million, $1.1 million, $0.8 million, $0.9 million and $0.7 million relating to separate account guarantees for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,962.9 million and $2,968.2 million as of December 31, 2024 and 2023, respectively. Separate account premiums and other considerations received were $41.4 million, $46.9 million and $51.7 million for the years ended December 31, 2024 and 2023, and 2022 respectively, and were reported as revenue in the Statements of Income (Loss) and Changes in Capital and Surplus. Withdrawals at market value were $276.3 million, $244.8 million and $217.5 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were reported as benefits in the Statements of Income (Loss) and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income (Loss) and Changes in Capital and Surplus were as follows:

	2024	2023	2022

Transfers to separate accounts	$41,384	$46,942	$51,716
Transfers from separate accounts	(336,846)	(314,077)	(229,882)
Net transfers from separate account	(295,462)	(267,135)	(178,166)

Transfers as reported in the Statements of Income (Loss) and Changes in Capital and Surplus	$(295,462)	$(267,135)	$(178,166)

11.    Federal Income Taxes

The components of the net deferred tax asset (liability) at period end and the change in those components are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$218,778	$21,626	$240,404	$194,378	$23,312	$217,690	$24,400	$(1,686)	$22,714
Statutory valuation allowance	—	5,025	5,025	—	2,402	2,402	—	2,623	2,623
Adjusted gross deferred tax assets	218,778	16,601	235,379	194,378	20,910	215,288	24,400	(4,309)	20,091
Less: Deferred tax assets non-admitted	122,739	—	122,739	104,299	—	104,299	18,440	—	18,440
Subtotal net admitted deferred tax assets	96,039	16,601	112,640	90,079	20,910	110,989	5,960	(4,309)	1,651
Less: Deferred tax liabilities	45,169	29,265	74,434	48,286	21,170	69,456	(3,117)	8,095	4,978
Net deferred tax assets	$50,870	$(12,664)	$38,206	$41,793	$(260)	$41,533	$9,077	$(12,404)	$(3,327)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	50,870	(12,664)	38,206	41,793	(260)	41,533	9,077	(12,404)	(3,327)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	50,870	(12,664)	38,206	41,793	(260)	41,533	9,077	(12,404)	(3,327)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	39,146	XXX	XXX	41,534	XXX	XXX	(2,388)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	45,169	29,265	74,434	48,286	21,170	69,456	(3,117)	8,095	4,978
Deferred tax assets admitted as the result of application of SSAP No, 101	$96,039	$16,601	$112,640	$90,079	$20,910	$110,989	$5,960	$(4,309)	$1,651

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	602%	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$260,973	$276,893

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$218,778	$16,601	$194,378	$20,910	$24,400	$(4,309)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$96,039	$16,601	$90,079	$20,910	$5,960	$(4,309)
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $5.0 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $5.0 million valuation allowance on the full DLNY realized loss population as of December 31, 2024.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income (Loss) and Changes in Capital and Surplus and the net deferred tax asset (liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2024 and 2023 were as follows:

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024	2023	Change
Current income tax:
Federal	$(9,529)	$(16,814)	$7,285
Subtotal	(9,529)	(16,814)	7,285
Federal income tax on net capital gains	9,417	6,827	2,590
Federal and foreign income tax expense (benefit) incurred	$(112)	$(9,987)	$9,875

Deferred tax assets:
Ordinary:
Future policyholder benefits	$52,338	$60,273	$(7,935)
Investments	67,097	55,350	11,747
Deferred acquisition costs	20,266	26,022	(5,756)
Policyholder dividends accrual	17,921	22,213	(4,292)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	2,945	3,117	(172)
Prior period adjustments	—	—	—
Net operating loss carryforward	51,827	16,010	35,817
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	4,895	9,904	(5,009)
Subtotal	218,778	194,378	24,400
Non-admitted	122,739	104,299	18,440
Admitted ordinary deferred tax assets	$96,039	$90,079	$5,960

Capital:
Investments	$21,322	$18,059	$3,263
Net capital loss carryforward	—	4,949	(4,949)
Other (including items <5% of total capital tax assets)	304	304	—
Subtotal	21,626	23,312	(1,686)
Statutory valuation allowance	5,025	2,402	2,623
Non-admitted	—	—	—
Admitted capital deferred tax assets	16,601	20,910	(4,309)
Admitted deferred tax assets	$112,640	$110,989	$1,651

Deferred tax liabilities:
Ordinary:
Investments	$32,450	$30,515	$1,935
Fixed assets	1,911	2,264	(353)
Compensation	5,543	5,543	—
Policyholder reserves	5,265	9,961	(4,696)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	—	3	(3)
Subtotal	45,169	48,286	(3,117)

Capital:
Investments	29,265	21,170	8,095
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	29,265	21,170	8,095
Deferred tax liabilities	74,434	69,456	4,978
Net admitted deferred tax assets (liabilities)	$38,206	$41,533	$(3,327)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2024
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(69,662)	$(14,629)	21.0%
Interest maintenance reserve	(22,766)	(4,781)	6.9%
Dividends received deduction	(1,883)	(395)	0.6%
Return to provision	829	174	(0.2%)
Change in non-admitted assets	26,075	5,476	(7.9%)
Change in valuation allowance	12,492	2,623	(3.8%)
Other, including prior year true-up	(4,859)	(1,020)	1.5%
Total statutory income tax	$(59,774)	$(12,552)	18.0%

Federal income taxes incurred		$(9,529)	13.7%
Tax on capital gains (losses)		9,417	(13.5%)
Prior year overaccrual (underaccrual)		—	—%
Change in net deferred income tax expense (benefit)		(12,441)	17.9%
Total statutory income tax		$(12,552)	18.0%

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains (losses)		6,827	(26.4%)
Prior year overaccrual (underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense (benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains (losses)		2,574	4.8%
Prior year overaccrual (underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense (benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2024	2023

The Company had net operating loss carryforwards of	$246,796	$76,240
The Company had capital loss carryforwards of	—	23,569

As of December 31, 2024, the Company has approximately $246.8 million of net operating loss carryforwards and $0 of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration.

The Company had no income tax expense for 2024, 2023 and 2022 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2024 or 2023.

The Company’s U.S. federal income tax return for years 2021and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2024 and 2023. As of December 31, 2024, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2024:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2024 and 2023. Accordingly, the BEAT liability was $0 for the years ended December 31, 2024 and 2023.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2024.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $77.0 million, $76.2 million and $76.1 million for the years ended December 31, 2024, 2023 and 2022, respectively. The amounts receivable from (payable to) NCNY were $(1.0) million and $(5.6) million as of December 31, 2024 and 2023, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.3 million, $2.4 million and $2.7 million for the years ended December 31, 2024, 2023 and 2022, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2024 and 2023.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $3.4 million, $4.4 million and $4.7 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commissions paid by the Company on behalf of NLA were $164.6 million, $135.3 million and $101.2 million for the years ended December 31, 2024, 2023 and 2022. The Company had amounts receivable from PHL and NLA of $0.2 million and $10.9 million as of December 31, 2024, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $27.0 million, $25.5 million and $24.8 million for the years ended December 31, 2024, 2023 and 2022, respectively. Amounts payable to NAMCO were $1.3 million and $0 for the years ended December 31, 2024 and 2023, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau 2021-I Ltd., NGC 2024-I Ltd., NGC Note Issuer Ltd, Kings Pt 2024-1 Ltd.,Nassau Euro CLO I DAC, Nassau Euro CLO III DAC, and Nassau Euro CLO IV DAC (the “Nassau SPVs”) totaling $199.3 million par with a fair value of $172.1 million and $208.2 million par with a fair value of $170.8 million at December 31, 2024 and 2023, respectively. The Nassau SPVs are managed by various subsidiaries of NAMCO, an affiliate of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $78.7 million and $78.2 million at December 31, 2024 and 2023, respectively, and a fair value of $54.6 million and $55.6 million at December 31, 2024 and 2023, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $6.4 million and $9.2 million at December 31, 2024 and 2023, respectively, and a fair value of $5.8 million and $8.4 million at December 31, 2024 and 2023, respectively, and recognized $0.6 million and $0.7 million of net investment income for the years ended December 31, 2024 and 2023, respectively. The Company’s equity investment in Nassau CFO was $32.8 million and $36.5 million at December 31, 2024 and 2023, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $0 for the years ended December 31, 2024 and 2023, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $20.8 million and a remaining commitment of $10.7 million as of December 31, 2024.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.0 million and fair value of $7.0 million and a par of $7.6 million and fair value of $7.6 million at December 31, 2024 and 2023, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $69.1 million and a par of $61.5 million and fair value of $61.5 million at December 31, 2024 and 2023, respectively.

In February 2024, the Company committed $25 million to NPC Credit Opportunities Fund LP. The Company's investment in NPC Credit Opportunities Fund LP has a fair value of $17.4 million and a remaining commitment of $8.9 million as of December 31, 2024.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2024, no amounts were overdue.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For private placement debt securities, fair value is based on internal models using a discounted cash flow and spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Certain private placement securities are internally valued using models or analyst judgment. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2024
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$—	$7,962	$—	$7,962
Preferred stock	—	19,478	7,122	—	26,600
Common stock [1]	—	—	30,717	—	30,717
Subtotal	—	19,478	45,801	—	65,279

Derivative assets	—	57,025	—	—	57,025
Other invested assets	—	15,044	79,836	—	94,880
Separate account assets	2,830,545	180,487	165	—	3,011,197
Total assets at fair value	$2,830,545	$272,034	$125,802	$—	$3,228,381

Liabilities at fair value:
Derivative liabilities	$—	$55,382	$—	$—	$55,382
Total liabilities at fair value	$—	$55,382	$—	$—	$55,382
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2024	2023
Level 3 Assets:
Balance, beginning of period	$124,880	$126,628
Purchases	6,815	4,063
Sales	(5,144)	(21,669)
Transfers into Level 3	8,316	10,868
Transfers out of Level 3	(10,673)	(3,496)
Realized gains (losses)	(10,829)	4,844
Unrealized gains (losses)	12,437	3,642
Balance, end of period	$125,802	$124,880

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2024 and 2023 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2024 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2023 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2024 and 2023.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2024 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$5,272,697	$6,071,042	$—	$3,848,389	$1,424,308	$—	$—
Preferred stock	44,936	45,094	—	27,262	17,674	—	—
Common stock	30,717	30,717	—	—	30,717	—	—
Mortgage loans	435,085	476,263	—	—	435,085	—	—
Residual tranches & surplus debentures	184,258	204,214	—	85,192	99,066	—	—
Cash, cash equivalents & short-term investments	84,495	84,579	84,495	—	—	—	—
Derivatives	1,643	1,643	—	1,643	—	—	—
Separate account assets	3,011,197	3,011,197	2,830,545	180,487	165	—	—
Total financial instruments	$9,065,028	$9,924,749	$2,915,040	$4,142,973	$2,007,015	$—	$—

As of December 31, 2024, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2024 and 2023, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2024 and 2023 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$198.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$198.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The impact of any restatement due to prior quasi-reorganizations is a follows (in millions):

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in Siino v. Foresters Life and Annuity Company filed in the United States District Court for the Northern District of California, 4:20-cv-02904, in which class certification was subsequently denied. In Siino, FLIAC filed an appeal to the United States Court of Appeals for the Ninth Circuit in relation to the granting of summary judgment and Plaintiff filed a cross-appeal relating to the denial of class certification. Thereafter, the Plaintiff decided not to pursue the cross-appeal and it was later dismissed on August 29, 2024. Oral argument on the Siino appeal was heard on January 14, 2025, and we await a ruling on the appeal. In Velez, the Plaintiff withdrew her motion for class certification. Considering the appeal in Siino, on April 1, 2024, the parties filed a joint stipulation to stay the Velez case. The Velez case currently remains stayed pending adjudication of the Siino appeal. The Company disputes the allegations in both the Siino and Velez complaints and intends a vigorous defense in the event the cases proceed.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2024, the Company had unfunded commitments of $173.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2024, the Company had open commitments of $6.2 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2024 and 2023, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2024	2023	2024	2023

Swaps	$900,000	$900,000	$23,216	$18,423
Total	$900,000	$900,000	$23,216	$18,423
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2024 and 2023, the Company posted $65.5 million and $61.0 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2024 and 2023 were $2.5 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2024 Annual Statement, the Company classified adjustments related to the recapture of the Nomura treaty and the Munich Re replacement treaty in the Statements of Cash Flows as miscellaneous income instead of benefits and loss related payments. In the audited Statements of Cash Flows, the recapture and simultaneous replacement is presented in the Statements of Cash Flows as an adjustment to claims and benefits. There was no net change to net cash provided for (used from) operations. The amount reclassified was $744.0 million.

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2024 and through March 31, 2025, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2024
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$242,312	$159,718	$242,312
States, municipalities and political subdivisions	26,290	23,061	26,290
Foreign governments	84,707	66,629	84,707
All other corporate bonds [1]	5,492,963	4,809,504	5,492,933
Redeemable preferred stock	46,690	44,936	45,094
Total fixed maturities	5,892,962	5,103,848	5,891,336
Equity securities:
Common stock:
Industrial, miscellaneous and all other	23,572	30,717	30,717
Total equity securities	23,572	30,717	30,717
Mortgage loans	476,205	433,716	476,263
Real estate, at depreciated cost	24,724	XXX	24,724
Contract loans	2,566,770	XXX	2,566,770
Other invested assets [2]	404,999	386,475	403,554
Cash and short-term investments	84,579	84,579	84,579
Receivables for securities	11,947	XXX	11,947
Total cash and invested assets	$9,485,758		$9,489,890
———————
[1] Amortized cost and fair value amounts exclude $224,874 and $213,784, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2023	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$10,377,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplementary Insurance Information For the years ended December 31, 2024, 2023 and 2022
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2024:
Insurance Segment	$9,703,401	$160,710	$(685,165)	$548,642	$576,304	$113,083

2023:
Insurance Segment	$10,077,924	$198,925	343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	$305,818	$621,969	$570,358	$117,475

See accompanying independent auditors’ report.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplementary Schedule - Reinsurance For the years ended December 31, 2024, 2023 and 2022
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2024	$27,016,339	$13,661,371	$3,025,583	$16,380,551	18%
2023	29,778,130	12,733,268	3,002,453	20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%

Life insurance premiums:
2024	$397,337	$1,126,948	$44,446	$(685,165)	(6)%
2023	417,539	114,018	39,681	343,202	12%
2022	390,010	117,322	33,130	305,818	11%

See accompanying independent auditors’ report.

Financial Statements

Nassau Life Variable Accumulation Account

December 31, 2024

With Report of Independent Registered Public Accounting Firm

Nassau Life Variable Accumulation Account

Financial Statements

December 31, 2024

Contents

Audited Financial Statements

Nassau Life Variable Accumulation Account

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

AB VPS Balanced Hedged Allocation Portfolio	34,011	$ 380,010	$ 306,436	$ 306,436	163,743	$ 1.78	$ 1.90
Alger Capital Appreciation Portfolio	9,889	344,920	1,145,833	1,145,833	169,554	6.08	10.64
AMT Sustainable Equity Portfolio	25,950	686,487	1,040,338	1,040,338	538,580	1.88	1.98
CVT S&P MidCap 400 Index Portfolio (b)	6,200	495,257	796,473	796,473	200,480	3.89	3.98
DWS Equity 500 Index VIP	222,535	3,285,875	6,923,075	6,923,075	1,163,772	5.06	6.49
DWS Small Cap Index VIP	17,341	214,341	251,794	251,794	78,713	3.13	3.28
Federated Hermes Fund for U.S. Government Securities II	238,360	2,667,843	2,161,929	2,161,929	1,583,713	1.15	1.63
Federated Hermes Government Money Fund II	4,635,229	4,635,229	4,635,229	4,635,229	4,928,619	0.87	1.00
Federated Hermes High Income Bond Fund II	148,019	1,174,219	840,748	840,748	282,797	2.79	3.46
Fidelity® VIP Contrafund® Portfolio	191,646	4,775,987	11,015,815	11,015,815	1,633,259	4.73	8.52
Fidelity® VIP Growth Opportunities Portfolio	53,169	1,359,750	4,387,465	4,387,465	605,966	6.50	9.76
Fidelity® VIP Growth Portfolio	28,207	1,563,791	2,706,428	2,706,428	535,576	4.62	7.34
Fidelity® VIP Investment Grade Bond Portfolio	126,591	1,566,389	1,368,445	1,368,445	977,144	1.28	1.51
Franklin Income VIP Fund	89,616	1,528,329	1,286,892	1,286,892	611,694	1.88	2.42
Franklin Mutual Shares VIP Fund	165,247	2,523,153	2,708,401	2,708,401	848,034	1.81	3.91
FTVIP Franklin DynaTech Fund	20,011	139,943	111,460	111,460	24,234	4.60	4.60
Guggenheim VT Long Short Equity Fund	-	-	-	-	-	2.21	2.33
Invesco V.I. American Franchise Fund	13,398	578,742	1,065,559	1,065,559	223,528	4.47	5.02
Invesco V.I. Capital Appreciation Fund	4,715	247,971	281,650	281,650	62,358	4.11	4.77
Invesco V.I. Core Equity Fund	10,715	298,695	360,231	360,231	100,303	3.50	3.85
Invesco V.I. Equity and Income Fund	21,971	380,503	380,762	380,762	141,556	2.53	2.88
Invesco V.I. Global Fund	7,772	270,668	300,471	300,471	97,470	2.90	3.31
Invesco V.I. Main Street Mid Cap Fund®	13,746	167,909	153,400	153,400	48,787	2.96	3.55
Invesco V.I. Main Street Small Cap Fund®	25,039	466,211	713,371	713,371	219,242	3.08	3.65
Lazard Retirement US Small Cap Equity Select Portfolio	3,948	94,382	57,089	57,089	17,710	3.21	3.38
Lord Abbett Series Fund Bond Debenture Portfolio	31,294	360,603	325,462	325,462	148,328	1.99	2.38
Lord Abbett Series Fund Growth and Income Portfolio	45,718	1,240,379	1,825,048	1,825,048	567,339	2.56	3.49
Lord Abbett Series Fund Mid Cap Stock Portfolio	19,970	410,319	528,197	528,197	185,747	2.57	3.07
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	9,014	83,491	138,628	138,628	56,808	2.36	2.55
Morningstar Balanced ETF Asset Allocation Portfolio	106,499	1,116,392	1,187,465	1,187,465	633,637	1.75	1.96
Morningstar Growth ETF Asset Allocation Portfolio	45,569	477,303	562,778	562,778	247,890	2.10	2.36

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

Nassau Life Variable Accumulation Account

Statements of Net Assets (continued)

December 31, 2024

SubAccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Morningstar Income and Growth ETF Asset Allocation Portfolio	105,707	$1,149,766	$1,093,008	$1,093,008	711,150	$ 1.45	$ 1.59
Neuberger Berman AMT Mid Cap Growth Portfolio	12,544	295,983	333,922	333,922	146,781	2.25	2.35
PIMCO CommodityReal Return® Strategy Portfolio	117,488	1,751,053	653,233	653,233	897,820	0.66	0.80
PIMCO Real Return Portfolio	19,332	243,322	222,513	222,513	153,060	1.40	1.52
PIMCO Total Return Portfolio	90,191	939,193	815,328	815,328	536,718	1.39	1.64
Rydex VT Inverse Government Long Bond Strategy Fund	19	6,893	2,215	2,215	7,742	0.29	0.29
Templeton Developing Markets VIP Fund Class 1	85,730	608,984	731,280	731,280	379,979	1.92	1.92
Templeton Developing Markets VIP Fund Class 2	61,514	605,667	519,790	519,790	289,457	1.26	3.88
Templeton Foreign VIP Fund Class 1	299,955	3,055,263	4,223,372	4,223,372	995,322	4.24	4.24
Templeton Foreign VIP Fund Class 2	117,400	1,811,986	1,615,425	1,615,425	781,584	1.51	2.16
Templeton Global Bond VIP Fund	91,921	985,359	1,108,561	1,108,561	288,227	3.85	3.85
Templeton Growth VIP Fund Class 1	1,213,572	15,699,498	15,497,314	15,497,314	1,894,870	8.18	8.18
Templeton Growth VIP Fund Class 2	118,352	1,525,671	1,477,029	1,477,029	674,169	1.31	3.28
TVST Touchstone Balanced Fund	18,995	212,964	246,744	246,744	87,062	2.82	2.95
TVST Touchstone Bond Fund	77,662	780,155	658,574	658,574	494,266	1.23	1.37
TVST Touchstone Common Stock Fund	247,733	3,109,148	3,161,069	3,161,069	715,302	4.07	4.60
TVST Touchstone Small Company Fund	53,313	699,226	790,636	790,636	211,738	3.42	3.80
Virtus Duff & Phelps Real Estate Securities Series	189,561	2,802,998	3,975,096	3,975,096	480,017	2.22	14.46
Virtus KAR Capital Growth Series	1,816,939	31,298,243	64,937,389	64,937,389	2,576,246	2.95	43.92
Virtus KAR Enhanced Core Equity Series	461,797	5,248,110	5,550,796	5,550,796	1,646,811	2.59	3.93
Virtus KAR Small-Cap Growth Series	317,435	4,998,893	8,072,380	8,072,380	756,517	4.70	11.62
Virtus KAR Small-Cap Value Series	266,945	3,329,709	4,313,833	4,313,833	854,609	2.41	6.35
Virtus Newfleet Multi-Sector Intermediate Bond Series	787,243	7,459,820	6,707,314	6,707,314	1,293,471	1.79	12.29
Virtus SGA International Growth Series	722,393	8,682,517	9,138,277	9,138,277	3,252,617	1.14	4.66
Virtus VIT Tactical Allocation Series (b)	2,005,928	25,591,812	25,976,771	25,976,771	1,675,393	2.71	19.07
Wanger Acorn	1,160,747	17,885,933	17,666,575	17,666,575	1,434,816	4.43	15.28
Wanger International	438,206	6,940,535	8,080,511	8,080,511	1,103,961	1.37	9.78

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023

	AB VPS Balanced Hedged Allocation Portfolio	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio
Net assets as of December 31, 2022	$ 483,350	$ 804,397	$ 941,625
Investment income (loss):
Dividend distributions	4,397	-	745
Investment Expenses:
Mortality and expense risk and administrative charges	(7,208)	(11,389)	(13,317)
Net investment income (loss)	(2,811)	(11,389)	(12,572)
Increase (decrease) in net assets from operations:
Capital gain distributions	25,196	-	15,660
Realized capital gain (loss) on investments	(2,089)	(6,033)	21,736
Change in unrealized appreciation (depreciation)	30,828	333,360	195,595
Net gain (loss) on investments	53,935	327,327	232,991
Net increase (decrease) in net assets from operations	51,124	315,938	220,419
Contract owner transactions:
Deposits	-	-	250
Terminations, withdrawals and annuity payments	(26,131)	(96,009)	(106,141)
Transfers between subaccounts, net	-	(13,674)	(25,443)
Maintenance charges and mortality adjustments	(4,094)	138	(5,898)
Increase (decrease) in net assets from contract transactions	(30,225)	(109,545)	(137,232)
Total increase (decrease) in net assets	20,899	206,393	83,187
Net assets as of December 31, 2023	$ 504,249	$ 1,010,790	$ 1,024,812
Investment income (loss):
Dividend distributions	9,090	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,859)	(14,688)	(14,334)
Net investment income (loss)	2,231	(14,688)	(14,334)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,470	-	49,820
Realized capital gain (loss) on investments	(27,036)	182,120	59,201
Change in unrealized appreciation (depreciation)	56,982	284,475	132,417
Net gain (loss) on investments	40,416	466,595	241,438
Net increase (decrease) in net assets from operations	42,647	451,907	227,104
Contract owner transactions:
Deposits	-	-	6,426
Terminations, withdrawals and annuity payments	(235,019)	(313,813)	(108,730)
Transfers between subaccounts, net	-	(3,380)	(103,959)
Maintenance charges and mortality adjustments	(5,441)	329	(5,315)
Increase (decrease) in net assets from contract transactions	(240,460)	(316,864)	(211,578)
Total increase (decrease) in net assets	(197,813)	135,043	15,526
Net assets as of December 31, 2024	$ 306,436	$ 1,145,833	$ 1,040,338

The accompanying notes are an integral part of these financial statements.

7

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	CVT S&P MidCap 400 Index Portfolio (b)	DWS Equity 500 Index VIP	DWS Small Cap Index VIP
Net assets as of December 31, 2022	$ 811,694	$ 5,315,106	$ 138,087
Investment income (loss):
Dividend distributions	9,933	79,168	1,639
Investment Expenses:
Mortality and expense risk and administrative charges	(10,390)	(71,585)	(1,754)
Net investment income (loss)	(457)	7,583	(115)
Increase (decrease) in net assets from operations:
Capital gain distributions	33,518	298,720	3,514
Realized capital gain (loss) on investments	9,312	62,727	560
Change in unrealized appreciation (depreciation)	70,878	889,061	16,261
Net gain (loss) on investments	113,708	1,250,508	20,335
Net increase (decrease) in net assets from operations	113,251	1,258,091	20,220
Contract owner transactions:
Deposits	-	7,713	-
Terminations, withdrawals and annuity payments	(68,145)	(302,772)	(5,173)
Transfers between subaccounts, net	(3,678)	(121,496)	(12,797)
Maintenance charges and mortality adjustments	(220)	(9,855)	(46)
Increase (decrease) in net assets from contract transactions	(72,043)	(426,410)	(18,016)
Total increase (decrease) in net assets	41,208	831,681	2,204
Net assets as of December 31, 2023	$ 852,902	$ 6,146,787	$ 140,291
Investment income (loss):
Dividend distributions	10,824	84,622	1,680
Investment Expenses:
Mortality and expense risk and administrative charges	(11,521)	(85,235)	(2,402)
Net investment income (loss)	(697)	(613)	(722)
Increase (decrease) in net assets from operations:
Capital gain distributions	39,010	403,126	3,938
Realized capital gain (loss) on investments	24,459	115,939	138
Change in unrealized appreciation (depreciation)	41,075	872,550	9,279
Net gain (loss) on investments	104,544	1,391,615	13,355
Net increase (decrease) in net assets from operations	103,847	1,391,002	12,633
Contract owner transactions:
Deposits	-	3,142	-
Terminations, withdrawals and annuity payments	(133,694)	(437,642)	(3,141)
Transfers between subaccounts, net	(26,455)	(167,709)	102,049
Maintenance charges and mortality adjustments	(127)	(12,505)	(38)
Increase (decrease) in net assets from contract transactions	(160,276)	(614,714)	98,870
Total increase (decrease) in net assets	(56,429)	776,288	111,503
Net assets as of December 31, 2024	$ 796,473	$ 6,923,075	$ 251,794

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

8

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II
Net assets as of December 31, 2022	$ 2,341,477	$ 5,894,136	$ 916,898
Investment income (loss):
Dividend distributions	57,815	247,223	54,880
Investment Expenses:
Mortality and expense risk and administrative charges	(29,918)	(73,380)	(11,532)
Net investment income (loss)	27,897	173,843	43,348
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(27,184)	-	1,749
Change in unrealized appreciation (depreciation)	66,839	-	55,383
Net gain (loss) on investments	39,655	-	57,132
Net increase (decrease) in net assets from operations	67,552	173,843	100,480
Contract owner transactions:
Deposits	4,280	17,743	-
Terminations, withdrawals and annuity payments	(156,396)	(690,376)	(32,392)
Transfers between subaccounts, net	69,728	48,263	(8,093)
Maintenance charges and mortality adjustments	(2,607)	(6,325)	(5,533)
Increase (decrease) in net assets from contract transactions	(84,995)	(630,695)	(46,018)
Total increase (decrease) in net assets	(17,443)	(456,852)	54,462
Net assets as of December 31, 2023	$ 2,324,034	$ 5,437,284	$ 971,360
Investment income (loss):
Dividend distributions	81,107	225,287	54,000
Investment Expenses:
Mortality and expense risk and administrative charges	(31,478)	(65,030)	(12,062)
Net investment income (loss)	49,629	160,257	41,938
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(21,299)	-	5,954
Change in unrealized appreciation (depreciation)	(38,007)	-	(1,777)
Net gain (loss) on investments	(59,306)	-	4,177
Net increase (decrease) in net assets from operations	(9,677)	160,257	46,115
Contract owner transactions:
Deposits	4,306	27,864	3
Terminations, withdrawals and annuity payments	(360,261)	(1,929,342)	(222,461)
Transfers between subaccounts, net	205,786	951,729	39,201
Maintenance charges and mortality adjustments	(2,259)	(12,563)	6,530
Increase (decrease) in net assets from contract transactions	(152,428)	(962,312)	(176,727)
Total increase (decrease) in net assets	(162,105)	(802,055)	(130,612)
Net assets as of December 31, 2024	$ 2,161,929	$ 4,635,229	$ 840,748

The accompanying notes are an integral part of these financial statements.

9

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio
Net assets as of December 31, 2022	$ 9,338,882	$ 2,961,853	$ 1,660,483
Investment income (loss):
Dividend distributions	37,788	-	815
Investment Expenses:
Mortality and expense risk and administrative charges	(125,041)	(46,603)	(25,160)
Net investment income (loss)	(87,253)	(46,603)	(24,345)
Increase (decrease) in net assets from operations:
Capital gain distributions	349,911	-	101,448
Realized capital gain (loss) on investments	533,725	39,627	9,054
Change in unrealized appreciation (depreciation)	1,949,421	1,281,472	495,607
Net gain (loss) on investments	2,833,057	1,321,099	606,109
Net increase (decrease) in net assets from operations	2,745,804	1,274,496	581,764
Contract owner transactions:
Deposits	16,117	587	1,092
Terminations, withdrawals and annuity payments	(1,011,718)	(245,147)	(108,428)
Transfers between subaccounts, net	(492,397)	(61,443)	322,928
Maintenance charges and mortality adjustments	(2,234)	(9,784)	(2,071)
Increase (decrease) in net assets from contract transactions	(1,490,232)	(315,787)	213,521
Total increase (decrease) in net assets	1,255,572	958,709	795,285
Net assets as of December 31, 2023	$ 10,594,454	$ 3,920,562	$ 2,455,768
Investment income (loss):
Dividend distributions	10,247	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(145,665)	(55,901)	(33,504)
Net investment income (loss)	(135,418)	(55,901)	(33,504)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,285,809	-	574,595
Realized capital gain (loss) on investments	1,425,268	578,571	93,044
Change in unrealized appreciation (depreciation)	589,849	757,769	28,307
Net gain (loss) on investments	3,300,926	1,336,340	695,946
Net increase (decrease) in net assets from operations	3,165,508	1,280,439	662,442
Contract owner transactions:
Deposits	5,119	7,127	1,056
Terminations, withdrawals and annuity payments	(2,535,042)	(231,484)	(282,868)
Transfers between subaccounts, net	(216,802)	(581,051)	(128,440)
Maintenance charges and mortality adjustments	2,578	(8,128)	(1,530)
Increase (decrease) in net assets from contract transactions	(2,744,147)	(813,536)	(411,782)
Total increase (decrease) in net assets	421,361	466,903	250,660
Net assets as of December 31, 2024	$ 11,015,815	$ 4,387,465	$ 2,706,428

The accompanying notes are an integral part of these financial statements.

10

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Fidelity® VIP Investment Grade Bond Portfolio	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2022	$ 1,659,755	$ 1,597,508	$ 3,005,378
Investment income (loss):
Dividend distributions	47,482	81,401	52,326
Investment Expenses:
Mortality and expense risk and administrative charges	(21,405)	(21,684)	(38,222)
Net investment income (loss)	26,077	59,717	14,104
Increase (decrease) in net assets from operations:
Capital gain distributions	-	98,685	240,839
Realized capital gain (loss) on investments	(153)	(16,298)	40,719
Change in unrealized appreciation (depreciation)	68,014	(39,427)	33,026
Net gain (loss) on investments	67,861	42,960	314,584
Net increase (decrease) in net assets from operations	93,938	102,677	328,688
Contract owner transactions:
Deposits	750	-	3,074
Terminations, withdrawals and annuity payments	(129,337)	(168,986)	(366,571)
Transfers between subaccounts, net	(346)	2,287	(64,266)
Maintenance charges and mortality adjustments	(4,249)	(9,740)	(10,834)
Increase (decrease) in net assets from contract transactions	(133,182)	(176,439)	(438,597)
Total increase (decrease) in net assets	(39,244)	(73,762)	(109,909)
Net assets as of December 31, 2023	$ 1,620,511	$ 1,523,746	$ 2,895,469
Investment income (loss):
Dividend distributions	54,045	76,695	56,809
Investment Expenses:
Mortality and expense risk and administrative charges	(25,175)	(20,268)	(39,337)
Net investment income (loss)	28,870	56,427	17,472
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6,283	59,076
Realized capital gain (loss) on investments	(8,560)	(45,081)	15,429
Change in unrealized appreciation (depreciation)	15,683	61,779	191,578
Net gain (loss) on investments	7,123	22,981	266,083
Net increase (decrease) in net assets from operations	35,993	79,408	283,555
Contract owner transactions:
Deposits	1,200	-	2,566
Terminations, withdrawals and annuity payments	(332,295)	(319,293)	(444,453)
Transfers between subaccounts, net	46,858	10,982	(20,078)
Maintenance charges and mortality adjustments	(3,822)	(7,951)	(8,658)
Increase (decrease) in net assets from contract transactions	(288,059)	(316,262)	(470,623)
Total increase (decrease) in net assets	(252,066)	(236,854)	(187,068)
Net assets as of December 31, 2024	$ 1,368,445	$ 1,286,892	$ 2,708,401

The accompanying notes are an integral part of these financial statements.

11

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	FTVIP Franklin DynaTech Fund	Guggenheim VT Long Short Equity Fund	Invesco V.I. American Franchise Fund
Net assets as of December 31, 2022	$ 60,537	$ 43,527	$ 795,167
Investment income (loss):
Dividend distributions	-	122	-
Investment Expenses:
Mortality and expense risk and administrative charges	(918)	(565)	(11,147)
Net investment income (loss)	(918)	(443)	(11,147)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	18,411
Realized capital gain (loss) on investments	574	1,373	15,753
Change in unrealized appreciation (depreciation)	25,794	3,861	261,936
Net gain (loss) on investments	26,368	5,234	296,100
Net increase (decrease) in net assets from operations	25,450	4,791	284,953
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	(2,586)	(43)	(117,863)
Transfers between subaccounts, net	3,594	(2,669)	(61,336)
Maintenance charges and mortality adjustments	(20)	(8)	(1,369)
Increase (decrease) in net assets from contract transactions	988	(2,720)	(180,568)
Total increase (decrease) in net assets	26,438	2,071	104,385
Net assets as of December 31, 2023	$ 86,975	$ 45,598	$ 899,552
Investment income (loss):
Dividend distributions	-	70	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,290)	(394)	(13,260)
Net investment income (loss)	(1,290)	(324)	(13,260)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	428	24,861	56,468
Change in unrealized appreciation (depreciation)	25,854	(21,214)	242,260
Net gain (loss) on investments	26,282	3,647	298,728
Net increase (decrease) in net assets from operations	24,992	3,323	285,468
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	(484)	(55)	(25,434)
Transfers between subaccounts, net	-	(48,858)	(92,836)
Maintenance charges and mortality adjustments	(23)	(8)	(1,191)
Increase (decrease) in net assets from contract transactions	(507)	(48,921)	(119,461)
Total increase (decrease) in net assets	24,485	(45,598)	166,007
Net assets as of December 31, 2024	$ 111,460	$ -	$ 1,065,559

The accompanying notes are an integral part of these financial statements.

12

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund
Net assets as of December 31, 2022	$ 118,986	$ 263,917	$ 398,344
Investment income (loss):
Dividend distributions	-	2,063	5,664
Investment Expenses:
Mortality and expense risk and administrative charges	(1,708)	(3,536)	(4,717)
Net investment income (loss)	(1,708)	(1,473)	947
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6,657	17,196
Realized capital gain (loss) on investments	1,467	(2,012)	3,018
Change in unrealized appreciation (depreciation)	39,254	50,834	9,015
Net gain (loss) on investments	40,721	55,479	29,229
Net increase (decrease) in net assets from operations	39,013	54,006	30,176
Contract owner transactions:
Deposits	-	47,151	-
Terminations, withdrawals and annuity payments	(9,452)	(39,518)	(65,768)
Transfers between subaccounts, net	7,139	(18,860)	(26,974)
Maintenance charges and mortality adjustments	(24)	(436)	(238)
Increase (decrease) in net assets from contract transactions	(2,337)	(11,663)	(92,980)
Total increase (decrease) in net assets	36,676	42,343	(62,804)
Net assets as of December 31, 2023	$ 155,662	$ 306,260	$ 335,540
Investment income (loss):
Dividend distributions	-	2,498	6,001
Investment Expenses:
Mortality and expense risk and administrative charges	(3,264)	(4,422)	(4,764)
Net investment income (loss)	(3,264)	(1,924)	1,237
Increase (decrease) in net assets from operations:
Capital gain distributions	-	30,001	14,658
Realized capital gain (loss) on investments	1,936	7,802	2,519
Change in unrealized appreciation (depreciation)	67,983	38,392	17,713
Net gain (loss) on investments	69,919	76,195	34,890
Net increase (decrease) in net assets from operations	66,655	74,271	36,127
Contract owner transactions:
Deposits	-	35,276	-
Terminations, withdrawals and annuity payments	(7,500)	(44,295)	(40,056)
Transfers between subaccounts, net	66,842	(10,823)	51,071
Maintenance charges and mortality adjustments	(9)	(458)	(1,920)
Increase (decrease) in net assets from contract transactions	59,333	(20,300)	9,095
Total increase (decrease) in net assets	125,988	53,971	45,222
Net assets as of December 31, 2024	$ 281,650	$ 360,231	$ 380,762

The accompanying notes are an integral part of these financial statements.

13

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Invesco V.I. Global Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®
Net assets as of December 31, 2022	$ 293,884	$ 135,952	$ 721,553
Investment income (loss):
Dividend distributions	-	399	6,435
Investment Expenses:
Mortality and expense risk and administrative charges	(3,773)	(2,027)	(9,614)
Net investment income (loss)	(3,773)	(1,628)	(3,179)
Increase (decrease) in net assets from operations:
Capital gain distributions	34,061	-	-
Realized capital gain (loss) on investments	10,329	743	12,208
Change in unrealized appreciation (depreciation)	44,156	17,791	100,263
Net gain (loss) on investments	88,546	18,534	112,471
Net increase (decrease) in net assets from operations	84,773	16,906	109,292
Contract owner transactions:
Deposits	-	-	250
Terminations, withdrawals and annuity payments	(61,049)	(8,204)	(92,848)
Transfers between subaccounts, net	(7,104)	1,729	13,176
Maintenance charges and mortality adjustments	(210)	(477)	(3,717)
Increase (decrease) in net assets from contract transactions	(68,363)	(6,952)	(83,139)
Total increase (decrease) in net assets	16,410	9,954	26,153
Net assets as of December 31, 2023	$ 310,294	$ 145,906	$ 747,706
Investment income (loss):
Dividend distributions	-	490	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,079)	(2,208)	(10,185)
Net investment income (loss)	(4,079)	(1,718)	(10,185)
Increase (decrease) in net assets from operations:
Capital gain distributions	18,472	3,534	27,639
Realized capital gain (loss) on investments	10,017	(590)	28,166
Change in unrealized appreciation (depreciation)	18,799	19,468	33,230
Net gain (loss) on investments	47,288	22,412	89,035
Net increase (decrease) in net assets from operations	43,209	20,694	78,850
Contract owner transactions:
Deposits	-	-	3,173
Terminations, withdrawals and annuity payments	(27,289)	(14,536)	(72,089)
Transfers between subaccounts, net	(25,696)	1,726	(41,046)
Maintenance charges and mortality adjustments	(47)	(390)	(3,223)
Increase (decrease) in net assets from contract transactions	(53,032)	(13,200)	(113,185)
Total increase (decrease) in net assets	(9,823)	7,494	(34,335)
Net assets as of December 31, 2024	$ 300,471	$ 153,400	$ 713,371

The accompanying notes are an integral part of these financial statements.

14

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Lazard Retirement US Small Cap Equity Select Portfolio	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio
Net assets as of December 31, 2022	$ 51,262	$ 331,126	$ 1,908,452
Investment income (loss):
Dividend distributions	-	16,644	17,174
Investment Expenses:
Mortality and expense risk and administrative charges	(647)	(4,251)	(24,160)
Net investment income (loss)	(647)	12,393	(6,986)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	37,328
Realized capital gain (loss) on investments	(908)	(1,530)	15,751
Change in unrealized appreciation (depreciation)	6,208	5,535	159,103
Net gain (loss) on investments	5,300	4,005	212,182
Net increase (decrease) in net assets from operations	4,653	16,398	205,196
Contract owner transactions:
Deposits	-	384	416
Terminations, withdrawals and annuity payments	(3,694)	(12,106)	(141,324)
Transfers between subaccounts, net	2,588	(4,340)	(50,509)
Maintenance charges and mortality adjustments	(26)	(369)	(5,054)
Increase (decrease) in net assets from contract transactions	(1,132)	(16,431)	(196,471)
Total increase (decrease) in net assets	3,521	(33)	8,725
Net assets as of December 31, 2023	$ 54,783	$ 331,093	$ 1,917,177
Investment income (loss):
Dividend distributions	-	18,131	15,421
Investment Expenses:
Mortality and expense risk and administrative charges	(705)	(4,411)	(25,660)
Net investment income (loss)	(705)	13,720	(10,239)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,012	-	133,919
Realized capital gain (loss) on investments	324	(283)	110,670
Change in unrealized appreciation (depreciation)	3,635	4,046	109,424
Net gain (loss) on investments	5,971	3,763	354,013
Net increase (decrease) in net assets from operations	5,266	17,483	343,774
Contract owner transactions:
Deposits	-	3	3
Terminations, withdrawals and annuity payments	(2,685)	(30,963)	(199,919)
Transfers between subaccounts, net	(269)	8,379	(236,126)
Maintenance charges and mortality adjustments	(6)	(533)	139
Increase (decrease) in net assets from contract transactions	(2,960)	(23,114)	(435,903)
Total increase (decrease) in net assets	2,306	(5,631)	(92,129)
Net assets as of December 31, 2024	$ 57,089	$ 325,462	$ 1,825,048

The accompanying notes are an integral part of these financial statements.

15

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Lord Abbett Series Fund Mid Cap Stock Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio
Net assets as of December 31, 2022	$ 487,211	$ 134,549	$ 1,276,411
Investment income (loss):
Dividend distributions	2,282	2,191	26,145
Investment Expenses:
Mortality and expense risk and administrative charges	(6,288)	(2,158)	(17,295)
Net investment income (loss)	(4,006)	33	8,850
Increase (decrease) in net assets from operations:
Capital gain distributions	14,071	2,733	30,432
Realized capital gain (loss) on investments	3,663	4,000	3,667
Change in unrealized appreciation (depreciation)	50,712	12,380	100,916
Net gain (loss) on investments	68,446	19,113	135,015
Net increase (decrease) in net assets from operations	64,440	19,146	143,865
Contract owner transactions:
Deposits	-	-	2,114
Terminations, withdrawals and annuity payments	(32,852)	(12,667)	(139,046)
Transfers between subaccounts, net	(2,349)	2,813	90,245
Maintenance charges and mortality adjustments	(7)	(2,797)	(1,556)
Increase (decrease) in net assets from contract transactions	(35,208)	(12,651)	(48,243)
Total increase (decrease) in net assets	29,232	6,495	95,622
Net assets as of December 31, 2023	$ 516,443	$ 141,044	$ 1,372,033
Investment income (loss):
Dividend distributions	2,406	1,732	20,729
Investment Expenses:
Mortality and expense risk and administrative charges	(7,069)	(2,258)	(17,067)
Net investment income (loss)	(4,663)	(526)	3,662
Increase (decrease) in net assets from operations:
Capital gain distributions	54,087	2,006	11,112
Realized capital gain (loss) on investments	16,300	6,590	16,536
Change in unrealized appreciation (depreciation)	2,808	9,246	79,659
Net gain (loss) on investments	73,195	17,842	107,307
Net increase (decrease) in net assets from operations	68,532	17,316	110,969
Contract owner transactions:
Deposits	-	-	700
Terminations, withdrawals and annuity payments	(39,715)	(16,972)	(319,633)
Transfers between subaccounts, net	(17,110)	108	24,596
Maintenance charges and mortality adjustments	47	(2,868)	(1,200)
Increase (decrease) in net assets from contract transactions	(56,778)	(19,732)	(295,537)
Total increase (decrease) in net assets	11,754	(2,416)	(184,568)
Net assets as of December 31, 2024	$ 528,197	$ 138,628	$ 1,187,465

The accompanying notes are an integral part of these financial statements.

16

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio
Net assets as of December 31, 2022	$ 335,701	$ 1,206,318	$ 75,347
Investment income (loss):
Dividend distributions	8,396	26,213	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,005)	(15,801)	(1,644)
Net investment income (loss)	3,391	10,412	(1,644)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,869	12,191	-
Realized capital gain (loss) on investments	701	(1,390)	(590)
Change in unrealized appreciation (depreciation)	38,774	87,791	20,265
Net gain (loss) on investments	50,344	98,592	19,675
Net increase (decrease) in net assets from operations	53,735	109,004	18,031
Contract owner transactions:
Deposits	927	-	-
Terminations, withdrawals and annuity payments	(8,096)	(38,599)	(1,361)
Transfers between subaccounts, net	109,484	(4)	145,909
Maintenance charges and mortality adjustments	(1,247)	(8,825)	(25)
Increase (decrease) in net assets from contract transactions	101,068	(47,428)	144,523
Total increase (decrease) in net assets	154,803	61,576	162,554
Net assets as of December 31, 2023	$ 490,504	$ 1,267,894	$ 237,901
Investment income (loss):
Dividend distributions	8,201	24,536	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,905)	(14,851)	(3,512)
Net investment income (loss)	1,296	9,685	(3,512)
Increase (decrease) in net assets from operations:
Capital gain distributions	11,286	7,115	17,651
Realized capital gain (loss) on investments	2,128	(15,314)	391
Change in unrealized appreciation (depreciation)	42,430	71,972	35,011
Net gain (loss) on investments	55,844	63,773	53,053
Net increase (decrease) in net assets from operations	57,140	73,458	49,541
Contract owner transactions:
Deposits	927	-	-
Terminations, withdrawals and annuity payments	(8,216)	(203,309)	(2,021)
Transfers between subaccounts, net	23,687	(38,634)	48,522
Maintenance charges and mortality adjustments	(1,264)	(6,401)	(21)
Increase (decrease) in net assets from contract transactions	15,134	(248,344)	46,480
Total increase (decrease) in net assets	72,274	(174,886)	96,021
Net assets as of December 31, 2024	$ 562,778	$ 1,093,008	$ 333,922

The accompanying notes are an integral part of these financial statements.

17

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio
Net assets as of December 31, 2022	$ 677,369	$ 310,909	$ 987,381
Investment income (loss):
Dividend distributions	97,714	8,480	31,615
Investment Expenses:
Mortality and expense risk and administrative charges	(8,346)	(3,616)	(11,227)
Net investment income (loss)	89,368	4,864	20,388
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(28,888)	(3,601)	(18,471)
Change in unrealized appreciation (depreciation)	(122,176)	5,460	38,790
Net gain (loss) on investments	(151,064)	1,859	20,319
Net increase (decrease) in net assets from operations	(61,696)	6,723	40,707
Contract owner transactions:
Deposits	188	-	-
Terminations, withdrawals and annuity payments	(46,666)	(16,450)	(42,955)
Transfers between subaccounts, net	68,014	(25,329)	(89,080)
Maintenance charges and mortality adjustments	(3,428)	4,041	(505)
Increase (decrease) in net assets from contract transactions	18,108	(37,738)	(132,540)
Total increase (decrease) in net assets	(43,588)	(31,015)	(91,833)
Net assets as of December 31, 2023	$ 633,781	$ 279,894	$ 895,548
Investment income (loss):
Dividend distributions	13,354	6,229	32,833
Investment Expenses:
Mortality and expense risk and administrative charges	(8,523)	(3,077)	(10,329)
Net investment income (loss)	4,831	3,152	22,504
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(5,159)	(6,520)	(15,393)
Change in unrealized appreciation (depreciation)	16,647	5,621	2,013
Net gain (loss) on investments	11,488	(899)	(13,380)
Net increase (decrease) in net assets from operations	16,319	2,253	9,124
Contract owner transactions:
Deposits	2,647	-	-
Terminations, withdrawals and annuity payments	(51,712)	(63,125)	(127,983)
Transfers between subaccounts, net	54,975	1,544	38,979
Maintenance charges and mortality adjustments	(2,777)	1,947	(340)
Increase (decrease) in net assets from contract transactions	3,133	(59,634)	(89,344)
Total increase (decrease) in net assets	19,452	(57,381)	(80,220)
Net assets as of December 31, 2024	$ 653,233	$ 222,513	$ 815,328

The accompanying notes are an integral part of these financial statements.

18

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Rydex VT Inverse Government Long Bond Strategy Fund	Templeton Developing Markets VIP Fund Class 1	Templeton Developing Markets VIP Fund Class 2
Net assets as of December 31, 2022	$ 1,954	$ 650,936	$ 507,256
Investment income (loss):
Dividend distributions	-	15,817	10,732
Investment Expenses:
Mortality and expense risk and administrative charges	(37)	(9,442)	(6,479)
Net investment income (loss)	(37)	6,375	4,253
Increase (decrease) in net assets from operations:
Capital gain distributions	-	512	389
Realized capital gain (loss) on investments	(192)	(150)	(6,649)
Change in unrealized appreciation (depreciation)	273	65,741	57,367
Net gain (loss) on investments	81	66,103	51,107
Net increase (decrease) in net assets from operations	44	72,478	55,360
Contract owner transactions:
Deposits	-	-	6,367
Terminations, withdrawals and annuity payments	-	(18,980)	(29,171)
Transfers between subaccounts, net	-	(161)	(9,354)
Maintenance charges and mortality adjustments	(35)	2,563	(265)
Increase (decrease) in net assets from contract transactions	(35)	(16,578)	(32,423)
Total increase (decrease) in net assets	9	55,900	22,937
Net assets as of December 31, 2023	$ 1,963	$ 706,836	$ 530,193
Investment income (loss):
Dividend distributions	93	30,153	21,691
Investment Expenses:
Mortality and expense risk and administrative charges	(39)	(10,221)	(6,779)
Net investment income (loss)	54	19,932	14,912
Increase (decrease) in net assets from operations:
Capital gain distributions	-	5,464	4,169
Realized capital gain (loss) on investments	(128)	1,750	1,813
Change in unrealized appreciation (depreciation)	363	18,447	13,163
Net gain (loss) on investments	235	25,661	19,145
Net increase (decrease) in net assets from operations	289	45,593	34,057
Contract owner transactions:
Deposits	-	-	801
Terminations, withdrawals and annuity payments	-	(13,985)	(30,126)
Transfers between subaccounts, net	(2)	(10,017)	(15,040)
Maintenance charges and mortality adjustments	(35)	2,853	(95)
Increase (decrease) in net assets from contract transactions	(37)	(21,149)	(44,460)
Total increase (decrease) in net assets	252	24,444	(10,403)
Net assets as of December 31, 2024	$ 2,215	$ 731,280	$ 519,790

The accompanying notes are an integral part of these financial statements.

19

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Templeton Foreign VIP Fund Class 1	Templeton Foreign VIP Fund Class 2	Templeton Global Bond VIP Fund
Net assets as of December 31, 2022	$ 4,175,002	$ 732,495	$ 1,542,533
Investment income (loss):
Dividend distributions	151,382	23,431	-
Investment Expenses:
Mortality and expense risk and administrative charges	(62,030)	(9,932)	(18,034)
Net investment income (loss)	89,352	13,499	(18,034)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(6,971)	(8,763)	32,830
Change in unrealized appreciation (depreciation)	711,752	146,087	5,013
Net gain (loss) on investments	704,781	137,324	37,843
Net increase (decrease) in net assets from operations	794,133	150,823	19,809
Contract owner transactions:
Deposits	-	3,642	-
Terminations, withdrawals and annuity payments	(207,362)	(64,999)	(169,218)
Transfers between subaccounts, net	(4,346)	864,597	(664)
Maintenance charges and mortality adjustments	(181)	(26)	(77,639)
Increase (decrease) in net assets from contract transactions	(211,889)	803,214	(247,521)
Total increase (decrease) in net assets	582,244	954,037	(227,712)
Net assets as of December 31, 2023	$ 4,757,246	$ 1,686,532	$ 1,314,821
Investment income (loss):
Dividend distributions	120,034	41,414	-
Investment Expenses:
Mortality and expense risk and administrative charges	(64,174)	(22,007)	(17,121)
Net investment income (loss)	55,860	19,407	(17,121)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	116,861	1,985	10,615
Change in unrealized appreciation (depreciation)	(252,121)	(58,832)	(153,309)
Net gain (loss) on investments	(135,260)	(56,847)	(142,694)
Net increase (decrease) in net assets from operations	(79,400)	(37,440)	(159,815)
Contract owner transactions:
Deposits	4,860	3,906	4,641
Terminations, withdrawals and annuity payments	(435,302)	(59,075)	(49,942)
Transfers between subaccounts, net	(30,155)	21,382	(456)
Maintenance charges and mortality adjustments	6,123	120	(688)
Increase (decrease) in net assets from contract transactions	(454,474)	(33,667)	(46,445)
Total increase (decrease) in net assets	(533,874)	(71,107)	(206,260)
Net assets as of December 31, 2024	$ 4,223,372	$ 1,615,425	$ 1,108,561

The accompanying notes are an integral part of these financial statements.

20

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Templeton Growth VIP Fund Class 1	Templeton Growth VIP Fund Class 2	TVST Touchstone Balanced Fund
Net assets as of December 31, 2022	$ 15,970,717	$ 1,795,256	$ 243,461
Investment income (loss):
Dividend distributions	581,252	58,573	3,165
Investment Expenses:
Mortality and expense risk and administrative charges	(226,853)	(24,319)	(2,955)
Net investment income (loss)	354,399	34,254	210
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(205,646)	(44,175)	1,852
Change in unrealized appreciation (depreciation)	2,796,346	324,667	34,324
Net gain (loss) on investments	2,590,700	280,492	36,176
Net increase (decrease) in net assets from operations	2,945,099	314,746	36,386
Contract owner transactions:
Deposits	14,000	2,633	-
Terminations, withdrawals and annuity payments	(1,625,194)	(205,487)	(21,508)
Transfers between subaccounts, net	(90,130)	(110,712)	(9,210)
Maintenance charges and mortality adjustments	(124,515)	(7,639)	(587)
Increase (decrease) in net assets from contract transactions	(1,825,839)	(321,205)	(31,305)
Total increase (decrease) in net assets	1,119,260	(6,459)	5,081
Net assets as of December 31, 2023	$ 17,089,977	$ 1,788,797	$ 248,542
Investment income (loss):
Dividend distributions	203,160	15,927	4,349
Investment Expenses:
Mortality and expense risk and administrative charges	(236,012)	(23,450)	(3,105)
Net investment income (loss)	(32,852)	(7,523)	1,244
Increase (decrease) in net assets from operations:
Capital gain distributions	54,992	5,451	-
Realized capital gain (loss) on investments	1,886	(28,482)	2,772
Change in unrealized appreciation (depreciation)	740,974	105,786	24,720
Net gain (loss) on investments	797,852	82,755	27,492
Net increase (decrease) in net assets from operations	765,000	75,232	28,736
Contract owner transactions:
Deposits	20,977	1,800	-
Terminations, withdrawals and annuity payments	(2,459,623)	(361,057)	(29,922)
Transfers between subaccounts, net	86,790	(16,736)	(5)
Maintenance charges and mortality adjustments	(5,807)	(11,007)	(607)
Increase (decrease) in net assets from contract transactions	(2,357,663)	(387,000)	(30,534)
Total increase (decrease) in net assets	(1,592,663)	(311,768)	(1,798)
Net assets as of December 31, 2024	$ 15,497,314	$ 1,477,029	$ 246,744

The accompanying notes are an integral part of these financial statements.

21

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Net assets as of December 31, 2022	$ 700,448	$ 2,837,740	$ 671,237
Investment income (loss):
Dividend distributions	31,267	12,324	1,547
Investment Expenses:
Mortality and expense risk and administrative charges	(9,199)	(40,350)	(8,962)
Net investment income (loss)	22,068	(28,026)	(7,415)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	185,862	3,182
Realized capital gain (loss) on investments	(8,624)	63,458	1,370
Change in unrealized appreciation (depreciation)	17,663	446,799	102,035
Net gain (loss) on investments	9,039	696,119	106,587
Net increase (decrease) in net assets from operations	31,107	668,093	99,172
Contract owner transactions:
Deposits	625	1,063	5,129
Terminations, withdrawals and annuity payments	(63,118)	(357,166)	(30,896)
Transfers between subaccounts, net	25,184	(79,979)	3,618
Maintenance charges and mortality adjustments	(4,890)	(16,190)	(2,017)
Increase (decrease) in net assets from contract transactions	(42,199)	(452,272)	(24,166)
Total increase (decrease) in net assets	(11,092)	215,821	75,006
Net assets as of December 31, 2023	$ 689,356	$ 3,053,561	$ 746,243
Investment income (loss):
Dividend distributions	35,472	19,507	3,322
Investment Expenses:
Mortality and expense risk and administrative charges	(9,209)	(42,255)	(10,171)
Net investment income (loss)	26,263	(22,748)	(6,849)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	216,131	26,342
Realized capital gain (loss) on investments	(3,727)	77,576	9,084
Change in unrealized appreciation (depreciation)	(17,155)	296,209	61,059
Net gain (loss) on investments	(20,882)	589,916	96,485
Net increase (decrease) in net assets from operations	5,381	567,168	89,636
Contract owner transactions:
Deposits	1,000	12,786	7,149
Terminations, withdrawals and annuity payments	(74,288)	(343,309)	(40,472)
Transfers between subaccounts, net	40,871	(115,632)	(10,272)
Maintenance charges and mortality adjustments	(3,746)	(13,505)	(1,648)
Increase (decrease) in net assets from contract transactions	(36,163)	(459,660)	(45,243)
Total increase (decrease) in net assets	(30,782)	107,508	44,393
Net assets as of December 31, 2024	$ 658,574	$ 3,161,069	$ 790,636

The accompanying notes are an integral part of these financial statements.

22

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series
Net assets as of December 31, 2022	$ 4,741,917	$ 50,875,633	$ 7,083,079
Investment income (loss):
Dividend distributions	100,200	-	182,727
Investment Expenses:
Mortality and expense risk and administrative charges	(59,886)	(690,369)	(84,592)
Net investment income (loss)	40,314	(690,369)	98,135
Increase (decrease) in net assets from operations:
Capital gain distributions	47,676	3,762,096	57,340
Realized capital gain (loss) on investments	2,862	850,020	(41,311)
Change in unrealized appreciation (depreciation)	341,407	11,920,252	(123,144)
Net gain (loss) on investments	391,945	16,532,368	(107,115)
Net increase (decrease) in net assets from operations	432,259	15,841,999	(8,980)
Contract owner transactions:
Deposits	101	118,078	9,163
Terminations, withdrawals and annuity payments	(323,266)	(5,335,022)	(625,665)
Transfers between subaccounts, net	(11,215)	(2,053,554)	(309,440)
Maintenance charges and mortality adjustments	(4,065)	(155,868)	(50,260)
Increase (decrease) in net assets from contract transactions	(338,445)	(7,426,366)	(976,202)
Total increase (decrease) in net assets	93,814	8,415,633	(985,182)
Net assets as of December 31, 2023	$ 4,835,731	$ 59,291,266	$ 6,097,897
Investment income (loss):
Dividend distributions	74,503	-	174,042
Investment Expenses:
Mortality and expense risk and administrative charges	(56,495)	(810,932)	(82,172)
Net investment income (loss)	18,008	(810,932)	91,870
Increase (decrease) in net assets from operations:
Capital gain distributions	44,048	8,704,931	2,579
Realized capital gain (loss) on investments	468,613	2,412,457	17,545
Change in unrealized appreciation (depreciation)	(160,505)	3,766,237	381,261
Net gain (loss) on investments	352,156	14,883,625	401,385
Net increase (decrease) in net assets from operations	370,164	14,072,693	493,255
Contract owner transactions:
Deposits	2,785	48,696	3,060
Terminations, withdrawals and annuity payments	(1,132,686)	(6,759,263)	(958,946)
Transfers between subaccounts, net	(97,596)	(1,802,212)	(97,140)
Maintenance charges and mortality adjustments	(3,302)	86,209	12,670
Increase (decrease) in net assets from contract transactions	(1,230,799)	(8,426,570)	(1,040,356)
Total increase (decrease) in net assets	(860,635)	5,646,123	(547,101)
Net assets as of December 31, 2024	$ 3,975,096	$ 64,937,389	$ 5,550,796

The accompanying notes are an integral part of these financial statements.

23

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2022	$ 8,660,354	$ 4,645,155	$ 8,151,910
Investment income (loss):
Dividend distributions	-	23,981	333,539
Investment Expenses:
Mortality and expense risk and administrative charges	(108,263)	(58,538)	(93,836)
Net investment income (loss)	(108,263)	(34,557)	239,703
Increase (decrease) in net assets from operations:
Capital gain distributions	532,600	180,416	-
Realized capital gain (loss) on investments	(317,700)	46,858	(161,309)
Change in unrealized appreciation (depreciation)	1,320,821	558,943	452,981
Net gain (loss) on investments	1,535,721	786,217	291,672
Net increase (decrease) in net assets from operations	1,427,458	751,660	531,375
Contract owner transactions:
Deposits	3,078	4,021	24,720
Terminations, withdrawals and annuity payments	(1,247,991)	(525,989)	(977,422)
Transfers between subaccounts, net	(626,586)	(26,102)	(433,085)
Maintenance charges and mortality adjustments	334	(2,060)	(9,944)
Increase (decrease) in net assets from contract transactions	(1,871,165)	(550,130)	(1,395,731)
Total increase (decrease) in net assets	(443,707)	201,530	(864,356)
Net assets as of December 31, 2023	$ 8,216,647	$ 4,846,685	$ 7,287,554
Investment income (loss):
Dividend distributions	-	23,700	372,330
Investment Expenses:
Mortality and expense risk and administrative charges	(96,501)	(59,353)	(88,287)
Net investment income (loss)	(96,501)	(35,653)	284,043
Increase (decrease) in net assets from operations:
Capital gain distributions	651,610	353,170	-
Realized capital gain (loss) on investments	397,699	265,887	(44,751)
Change in unrealized appreciation (depreciation)	(415,957)	(209,451)	73,340
Net gain (loss) on investments	633,352	409,606	28,589
Net increase (decrease) in net assets from operations	536,851	373,953	312,632
Contract owner transactions:
Deposits	504	5,740	12,539
Terminations, withdrawals and annuity payments	(619,398)	(817,908)	(860,109)
Transfers between subaccounts, net	(49,254)	(86,527)	(64,117)
Maintenance charges and mortality adjustments	(12,970)	(8,110)	18,815
Increase (decrease) in net assets from contract transactions	(681,118)	(906,805)	(892,872)
Total increase (decrease) in net assets	(144,267)	(532,852)	(580,240)
Net assets as of December 31, 2024	$ 8,072,380	$ 4,313,833	$ 6,707,314

The accompanying notes are an integral part of these financial statements.

24

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Virtus SGA International Growth Series	Virtus VIT Tactical Allocation Series (b)	Wanger Acorn
Net assets as of December 31, 2022	$ 10,508,463	$ 25,395,194	$ 17,034,463
Investment income (loss):
Dividend distributions	10,686	281,689	-
Investment Expenses:
Mortality and expense risk and administrative charges	(137,796)	(318,549)	(234,548)
Net investment income (loss)	(127,110)	(36,860)	(234,548)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,609,898	-
Realized capital gain (loss) on investments	83,478	144,306	42,594
Change in unrealized appreciation (depreciation)	1,684,987	3,186,233	3,571,004
Net gain (loss) on investments	1,768,465	4,940,437	3,613,598
Net increase (decrease) in net assets from operations	1,641,355	4,903,577	3,379,050
Contract owner transactions:
Deposits	51,987	188,334	3,928
Terminations, withdrawals and annuity payments	(1,025,444)	(3,402,411)	(1,641,092)
Transfers between subaccounts, net	(357,441)	(441,528)	529,828
Maintenance charges and mortality adjustments	(58,360)	(205,886)	(6,630)
Increase (decrease) in net assets from contract transactions	(1,389,258)	(3,861,491)	(1,113,966)
Total increase (decrease) in net assets	252,097	1,042,086	2,265,084
Net assets as of December 31, 2023	$ 10,760,560	$ 26,437,280	$ 19,299,547
Investment income (loss):
Dividend distributions	20,392	517,680	-
Investment Expenses:
Mortality and expense risk and administrative charges	(129,399)	(332,296)	(241,408)
Net investment income (loss)	(109,007)	185,384	(241,408)
Increase (decrease) in net assets from operations:
Capital gain distributions	17,537	2,330,904	-
Realized capital gain (loss) on investments	151,403	227,907	779,360
Change in unrealized appreciation (depreciation)	(743,981)	421,742	1,745,582
Net gain (loss) on investments	(575,041)	2,980,553	2,524,942
Net increase (decrease) in net assets from operations	(684,048)	3,165,937	2,283,534
Contract owner transactions:
Deposits	12,790	37,040	900
Terminations, withdrawals and annuity payments	(1,054,420)	(2,579,068)	(3,072,847)
Transfers between subaccounts, net	85,358	(1,233,473)	(839,158)
Maintenance charges and mortality adjustments	18,037	149,055	(5,401)
Increase (decrease) in net assets from contract transactions	(938,235)	(3,626,446)	(3,916,506)
Total increase (decrease) in net assets	(1,622,283)	(460,509)	(1,632,972)
Net assets as of December 31, 2024	$ 9,138,277	$ 25,976,771	$ 17,666,575

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

25

Nassau Life Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

Wanger International
Net assets as of December 31, 2022	$ 12,074,809
Investment income (loss):
Dividend distributions	35,349
Investment Expenses:
Mortality and expense risk and administrative charges	(147,569)
Net investment income (loss)	(112,220)
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	393,936
Change in unrealized appreciation (depreciation)	1,368,232
Net gain (loss) on investments	1,762,168
Net increase (decrease) in net assets from operations	1,649,948
Contract owner transactions:
Deposits	16,895
Terminations, withdrawals and annuity payments	(1,406,313)
Transfers between subaccounts, net	(1,531,371)
Maintenance charges and mortality adjustments	(6,148)
Increase (decrease) in net assets from contract transactions	(2,926,937)
Total increase (decrease) in net assets	(1,276,989)
Net assets as of December 31, 2023	$ 10,797,820
Investment income (loss):
Dividend distributions	131,732
Investment Expenses:
Mortality and expense risk and administrative charges	(122,744)
Net investment income (loss)	8,988
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	487,423
Change in unrealized appreciation (depreciation)	(1,382,678)
Net gain (loss) on investments	(895,255)
Net increase (decrease) in net assets from operations	(886,267)
Contract owner transactions:
Deposits	4,935
Terminations, withdrawals and annuity payments	(1,507,813)
Transfers between subaccounts, net	(337,220)
Maintenance charges and mortality adjustments	9,056
Increase (decrease) in net assets from contract transactions	(1,831,042)
Total increase (decrease) in net assets	(2,717,309)
Net assets as of December 31, 2024	$ 8,080,511

The accompanying notes are an integral part of these financial statements.

26

Nassau Life Variable Accumulation Account

Notes to Financial Statements

December 31, 2024

Note 1. Organization

The Nassau Life Variable Accumulation Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY, domiciled in the State of New York, is a wholly- owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on June 17, 1985. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

AB VPS Balanced Hedged Allocation Portfolio	Class B
Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
CVT S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
FTVIP Franklin DynaTech Fund	Class 2
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class

27

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

PIMCO Total Return Portfolio	Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 1
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 1
Templeton Foreign VIP Fund	Class 2
Templeton Global Bond VIP Fund	Class 1
Templeton Growth VIP Fund	Class 1
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus VIT Tactical Allocation Series	Class A
Wanger Acorn	-
Wanger International	-

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NNY’s general account assets.

Fifty-nine subaccounts are currently offered by the Separate Account. The following subaccounts had no activity for two consecutive years and are not included in the Statements of Net Assets or the Statements of Operations and Change in Net Assets:

Subaccount

Rydex VT Nova Fund

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2023 or 2024.

28

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes (continued)

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount
April 21, 2023	Wanger Acorn	Wanger Select

C. Liquidations

There were no fund liquidations in 2023 or 2024.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

September 1, 2023	Lazard Retirement US Small Cap Equity Select Portfolio	Lazard Retirement US Small -Mid Cap Equity
April 29, 2024	Virtus VIT Tactical Allocation Series	Virtus VIT Strategic Allocation Series
May 1, 2024	CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Contracts in Payout (Annuitization) Period

Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table, Annuity 2000 Mortality Table, or 2012 Individual Annuity Reserving Mortality Table depending on the particular product. The assumed interest return is also dependent on the particular product, and could range from 0.75 percent to 5.25 percent, as regulated by the laws of the respective states. During the payout period, the

29

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

mortality risk is fully borne by NNY and may result in additional amounts being transferred into the Separate Account from NNY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated during the payout period exceed amounts required, transfers of excess amounts from the Separate Account may be made to NNY. These amounts will appear in the “Maintenance charges and mortality adjustments” of the Statements of Operations and Change in Net Assets.

Annuity Assets

Annuity Assets relate to contracts that have annuitized and are in the payout period. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, NNY periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to NNY and not to the Separate Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Balanced Hedged Allocation Portfolio	$ 243
Alger Capital Appreciation Portfolio	170
AMT Sustainable Equity Portfolio	347
DWS Equity 500 Index VIP	6,993
Federated Hermes Fund for U.S. Government Securities II	310
Federated Hermes Government Money Fund II	1,794
Federated Hermes High Income Bond Fund II	6,463
Fidelity® VIP Contrafund® Portfolio	1,156
Fidelity® VIP Growth Opportunities Portfolio	1,250
Fidelity® VIP Growth Portfolio	51
Fidelity® VIP Investment Grade Bond Portfolio	332
Franklin Income VIP Fund	39
Franklin Mutual Shares VIP Fund	863
Invesco V.I. American Franchise Fund	222
Invesco V.I. Equity and Income Fund	160
Invesco V.I. Main Street Mid Cap Fund®	418
Invesco V.I. Main Street Small Cap Fund®	187
Lord Abbett Series Fund Bond Debenture Portfolio	27
Lord Abbett Series Fund Growth and Income Portfolio	3,091
Lord Abbett Series Fund Mid Cap Stock Portfolio	33
Morningstar Balanced ETF Asset Allocation Portfolio	5,481
PIMCO CommodityReal Return® Strategy Portfolio	103
Templeton Developing Markets VIP Fund Class 1	1,431
Templeton Foreign VIP Fund Class 1	1,298
Templeton Foreign VIP Fund Class 2	78
Templeton Global Bond VIP Fund	223
Templeton Growth VIP Fund Class 1	13,376
Templeton Growth VIP Fund Class 2	453
TVST Touchstone Bond Fund	131
TVST Touchstone Common Stock Fund	1,043
TVST Touchstone Small Company Fund	152
Virtus Duff & Phelps Real Estate Securities Series	796
Virtus KAR Capital Growth Series	31,347
Virtus KAR Enhanced Core Equity Series	4,271
Virtus KAR Small-Cap Growth Series	3,566
Virtus KAR Small-Cap Value Series	1,872
Virtus Newfleet Multi-Sector Intermediate Bond Series	1,333

30

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Subaccount (continued)	Annuity Assets

Virtus SGA International Growth Series	$ 1,357
Virtus VIT Tactical Allocation Series	13,877
Wanger Acorn	735
Wanger International	1,045

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex- dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

31

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

The Separate Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

32

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2024 and 2023, were as follows:

	2024		2023
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

AB VPS Balanced Hedged Allocation Portfolio	$ 19,561	$ 247,319	$ 29,593	$ 37,432
Alger Capital Appreciation Portfolio	2,532	334,084	630	121,564
AMT Sustainable Equity Portfolio	91,213	267,306	19,659	153,803
CVT S&P MidCap 400 Index Portfolio (b)	77,846	199,810	62,321	101,303
DWS Equity 500 Index VIP	678,297	890,500	463,904	584,010
DWS Small Cap Index VIP	108,499	6,412	9,554	24,171
Federated Hermes Fund for U.S. Government Securities II	526,074	628,874	260,167	317,266
Federated Hermes Government Money Fund II	1,472,871	2,274,926	694,115	1,150,967
Federated Hermes High Income Bond Fund II	124,658	259,448	77,981	80,650
Fidelity® VIP Contrafund® Portfolio	1,398,301	2,992,057	640,547	1,868,121
Fidelity® VIP Growth Opportunities Portfolio	1,564,465	2,433,902	154,876	517,265
Fidelity® VIP Growth Portfolio	606,029	476,720	514,412	223,787
Fidelity® VIP Investment Grade Bond Portfolio	1,807,220	2,066,410	367,012	474,118
Franklin Income VIP Fund	464,996	718,547	329,580	347,617
Franklin Mutual Shares VIP Fund	169,472	563,547	364,399	548,054
FTVIP Franklin DynaTech Fund	-	1,797	3,621	3,551
Guggenheim VT Long Short Equity Fund	70	49,317	122	3,285
Invesco V.I. American Franchise Fund	24,006	156,727	51,329	224,633
Invesco V.I. Capital Appreciation Fund	80,833	24,764	7,127	11,173
Invesco V.I. Core Equity Fund	77,510	69,733	58,260	64,740
Invesco V.I. Equity and Income Fund	73,755	48,765	39,062	113,899
Invesco V.I. Global Fund	18,472	57,112	34,061	72,134
Invesco V.I. Main Street Mid Cap Fund®	5,526	16,910	2,005	10,585
Invesco V.I. Main Street Small Cap Fund®	65,522	161,253	22,236	108,555
Lazard Retirement US Small Cap Equity Select Portfolio	3,032	4,683	3,315	5,095
Lord Abbett Series Fund Bond Debenture Portfolio	25,985	35,379	23,454	27,492
Lord Abbett Series Fund Growth and Income Portfolio	183,531	495,754	94,852	260,980
Lord Abbett Series Fund Mid Cap Stock Portfolio	58,114	65,468	17,114	42,258

(b) Name change. See Note 2.

33

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2024		2023
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$ 3,891	$ 22,143	$ 7,735	$ 17,620
Morningstar Balanced ETF Asset Allocation Portfolio	158,891	439,655	153,113	162,072
Morningstar Growth ETF Asset Allocation Portfolio	43,928	16,212	129,528	14,199
Morningstar Income and Growth ETF Asset Allocation Portfolio	36,135	267,679	44,316	69,140
Neuberger Berman AMT Mid Cap Growth Portfolio	78,889	18,270	159,025	16,146
PIMCO CommodityReal Return® Strategy Portfolio	92,294	84,329	167,661	60,186
PIMCO Real Return Portfolio	11,434	67,917	14,346	47,220
PIMCO Total Return Portfolio	72,062	138,900	66,264	178,416
Rydex VT Inverse Government Long Bond Strategy Fund	93	75	-	73
Templeton Developing Markets VIP Fund Class 1	38,507	34,260	18,216	27,907
Templeton Developing Markets VIP Fund Class 2	35,148	60,526	21,435	49,216
Templeton Foreign VIP Fund Class 1	135,659	534,273	151,916	274,451
Templeton Foreign VIP Fund Class 2	79,556	93,817	925,795	109,081
Templeton Global Bond VIP Fund	10,838	74,404	-	265,555
Templeton Growth VIP Fund Class 1	525,787	2,861,311	643,637	2,115,077
Templeton Growth VIP Fund Class 2	93,562	482,635	92,587	379,538
TVST Touchstone Balanced Fund	4,349	33,638	42,611	73,706
TVST Touchstone Bond Fund	97,160	107,061	59,106	79,236
TVST Touchstone Common Stock Fund	358,409	624,685	226,603	521,039
TVST Touchstone Small Company Fund	53,129	78,879	24,044	52,444
Virtus Duff & Phelps Real Estate Securities Series	196,874	1,365,617	220,344	470,798
Virtus KAR Capital Growth Series	9,656,107	10,188,678	3,987,427	8,342,065
Virtus KAR Enhanced Core Equity Series	374,098	1,320,005	467,578	1,288,305
Virtus KAR Small-Cap Growth Series	1,393,766	1,519,775	957,336	2,404,164
Virtus KAR Small-Cap Value Series	452,447	1,041,735	257,024	661,295
Virtus Newfleet Multi-Sector Intermediate Bond Series	620,357	1,229,185	440,376	1,596,404
Virtus SGA International Growth Series	559,170	1,588,876	126,579	1,642,949
Virtus VIT Tactical Allocation Series (b)	3,271,108	4,381,267	2,123,658	4,412,112

(b) Name change. See Note 2.

34

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2024		2023
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Wanger Acorn	$ 32,780	$ 4,190,693	$ 1,652,263	$ 3,000,777
Wanger International	692,974	2,515,028	76,651	3,115,809

35

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying Statements of Operations and Change in Net Assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the Statements of Operations and Change in Net Assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges at the rates below. These charges are typically a flat dollar amount, but could also be waived if the account value is above a certain dollar amount.

Plan	Maximum Annual Admin Charge
Big Edge	$35
The Big Edge Choice - NY	$35
Freedom Edge	$35
Group Strategic Edge	$30
Phoenix Dimensions	$35
Phoenix Income Choice	$24
Phoenix Investor’s Edge	$35
Phoenix Spectrum Edge	$35
Phoenix Spectrum Edge Plus	$35
Retirement Planner’s Edge	$35
Templeton Investment Plus	$35
The Big Edge Plus	$35
The Phoenix Edge VA	$35

Contract Surrender Charge – In accordance with terms of the contracts, NNY charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and duration may vary, the surrender charge may also vary.

36

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Plan	Surrender Charge
Big Edge	Years 1-6: 6% 5% 4% 3% 2% 1%; Years 7+: 0%
Freedom Edge	None
Group Strategic Edge	Years 1-6: 6% 5% 4% 3% 2% 1%; Years 7+: 0%
Phoenix Dimensions	5 year schedule: Years 1-5: 7% 6% 5% 4% 3%; Years 6+: 0% 7 year schedule: Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Income Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Investor’s Edge	Years 1-4: 8% 7% 7% 6%; Years 5+: 0%
Phoenix Spectrum Edge	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Spectrum Edge Plus	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Retirement Planner’s Edge	None
Templeton Investment Plus	Years 1-6: 6% 5% 4% 3% 2% 1%; Years 7+: 0%
The Big Edge Choice NY	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
The Big Edge Plus	Years 1-6: 6% 5% 4% 3% 2% 1%; Years 7+: 0%
The Phoenix Edge VA	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying Statements of Operations and Change in Net Assets.

B. Optional Rider and Benefit Charges

NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E Fees are typically deducted daily from policy value allocated to the variable subaccounts. These expenses are included in a separate line item “Mortality and expense risk and administrative charges” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as a daily reduction of unit values. NNY will make deductions at the rates listed below of the contract’s value for the mortality and expense cost risks and for administrative cost risk, which NNY undertakes.

37

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Asset Manager Option 1	0.125%	0.375%
Asset Manager Option 2	0.125%	0.625%
Big Edge	0.000%	1.000%
Freedom Edge	0.125%	1.475%
Group Strategic Edge	0.000%	1.250%
Phoenix Dimensions Option 1	0.125%	1.125%
Phoenix Dimensions Option 2	0.125%	1.375%
Phoenix Dimensions Option 3	0.125%	1.375%
Phoenix Dimensions Option 4	0.125%	1.625%
Phoenix Income Choice	0.000%	1.250%
Phoenix Income Choice with GPAF	0.000%	2.250%
Phoenix Investor’s Edge Option 1	0.125%	1.525%
Phoenix Investor’s Edge Option 2	0.125%	1.675%
Phoenix Investor’s Edge Option 3	0.125%	1.825%
Phoenix Investor’s Edge Option 4	0.125%	1.725%
Phoenix Spectrum Edge Option 1	0.125%	0.975%
Phoenix Spectrum Edge Option 2	0.125%	1.125%
Phoenix Spectrum Edge Option 3	0.125%	1.275%
Phoenix Spectrum Edge Option 4	0.125%	1.175%
Phoenix Spectrum Edge Plus Option 1	0.125%	1.075%
Phoenix Spectrum Edge Plus Option 2	0.125%	1.225%
Retirement Planner’s Edge	0.125%	1.275%
Templeton Investment Plus	0.125%	1.250%
The Big Edge Choice – NY	0.125%	1.250%
The Big Edge Plus	0.000%	1.250%
The Phoenix Edge VA Option 1	0.125%	0.775%
The Phoenix Edge VA Option 2	0.125%	1.125%

D. Other Charges

NNY may deduct other charges depending on the policy terms.

Certain liabilities of the Separate Account are payable to NNY when these fees are not settled at the end of the period, and will be shown in the liability section of the Statements of Net Assets.

38

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

AB VPS Balanced Hedged Allocation Portfolio	2	(130,907)	(130,905)	-	(19,170)	(19,170)
Alger Capital Appreciation Portfolio	445	(53,558)	(53,113)	249	(29,931)	(29,682)
AMT Sustainable Equity Portfolio	23,227	(141,795)	(118,568)	2,788	(99,638)	(96,850)
CVT S&P MidCap 400 Index Portfolio (b)	7,555	(47,527)	(39,972)	5,848	(27,792)	(21,944)
DWS Equity 500 Index VIP	38,623	(146,307)	(107,684)	20,608	(117,849)	(97,241)
DWS Small Cap Index VIP	31,924	(1,359)	30,565	1,726	(8,214)	(6,488)
Federated Hermes Fund for U.S. Government Securities II	381,179	(485,220)	(104,041)	153,559	(216,588)	(63,029)
Federated Hermes Government Money Fund II	1,345,059	(2,387,161)	(1,042,102)	501,617	(1,207,762)	(706,145)
Federated Hermes High Income Bond Fund II	24,710	(84,442)	(59,732)	9,019	(26,537)	(17,518)
Fidelity® VIP Contrafund® Portfolio	19,564	(458,071)	(438,507)	57,222	(388,535)	(331,313)
Fidelity® VIP Growth Opportunities Portfolio	258,618	(393,278)	(134,660)	35,732	(96,381)	(60,649)
Fidelity® VIP Growth Portfolio	8,189	(99,794)	(91,605)	122,286	(54,928)	67,358
Fidelity® VIP Investment Grade Bond Portfolio	1,230,570	(1,412,993)	(182,423)	241,559	(324,392)	(82,833)
Franklin Income VIP Fund	182,374	(333,526)	(151,152)	78,454	(171,922)	(93,468)
Franklin Mutual Shares VIP Fund	22,490	(182,517)	(160,027)	33,813	(189,539)	(155,726)
FTVIP Franklin DynaTech Fund	-	(124)	(124)	1,113	(826)	287
Guggenheim VT Long Short Equity Fund	-	(22,137)	(22,137)	-	(1,396)	(1,396)
Invesco V.I. American Franchise Fund	5,799	(33,521)	(27,722)	11,698	(69,074)	(57,376)
Invesco V.I. Capital Appreciation Fund	22,206	(5,160)	17,046	2,219	(3,096)	(877)
Invesco V.I. Core Equity Fund	13,390	(18,773)	(5,383)	18,877	(24,359)	(5,482)
Invesco V.I. Equity and Income Fund	21,246	(17,090)	4,156	7,138	(47,323)	(40,185)
Invesco V.I. Global Fund	-	(17,594)	(17,594)	-	(29,606)	(29,606)
Invesco V.I. Main Street Mid Cap Fund®	597	(5,045)	(4,448)	706	(3,256)	(2,550)
Invesco V.I. Main Street Small Cap Fund®	12,398	(48,108)	(35,710)	6,218	(36,585)	(30,367)
Lazard Retirement US Small Cap Equity Select Portfolio	331	(1,272)	(941)	1,272	(1,630)	(358)

(b) Name change. See Note 2.

39

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Lord Abbett Series Fund Bond Debenture Portfolio	3,681	(14,149)	(10,468)	3,472	(11,600)	(8,128)
Lord Abbett Series Fund Growth and Income Portfolio	12,425	(154,963)	(142,538)	16,012	(94,343)	(78,331)
Lord Abbett Series Fund Mid Cap Stock Portfolio	650	(20,809)	(20,159)	417	(15,789)	(15,372)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	70	(8,588)	(8,518)	1,380	(8,013)	(6,633)
Morningstar Balanced ETF Asset Allocation Portfolio	68,609	(230,239)	(161,630)	60,461	(90,573)	(30,112)
Morningstar Growth ETF Asset Allocation Portfolio	11,707	(4,873)	6,834	58,244	(5,475)	52,769
Morningstar Income and Growth ETF Asset Allocation Portfolio	2,961	(174,891)	(171,930)	4,413	(39,543)	(35,130)
Neuberger Berman AMT Mid Cap Growth Portfolio	25,967	(6,981)	18,986	89,535	(8,860)	80,675
PIMCO CommodityReal Return® Strategy Portfolio	111,711	(108,424)	3,287	97,029	(72,690)	24,339
PIMCO Real Return Portfolio	3,485	(43,819)	(40,334)	4,062	(30,445)	(26,383)
PIMCO Total Return Portfolio	26,225	(85,366)	(59,141)	23,985	(115,858)	(91,873)
Rydex VT Inverse Government Long Bond Strategy Fund	-	(126)	(126)	-	(145)	(145)
Templeton Developing Markets VIP Fund Class 1	1,567	(12,700)	(11,133)	1,188	(10,700)	(9,512)
Templeton Developing Markets VIP Fund Class 2	5,724	(30,623)	(24,899)	6,825	(28,715)	(21,890)
Templeton Foreign VIP Fund Class 1	3,873	(105,421)	(101,548)	475	(53,309)	(52,834)
Templeton Foreign VIP Fund Class 2	21,531	(34,626)	(13,095)	419,257	(55,533)	363,724
Templeton Global Bond VIP Fund	2,749	(14,138)	(11,389)	2	(58,148)	(58,146)
Templeton Growth VIP Fund Class 1	33,055	(316,460)	(283,405)	8,941	(264,758)	(255,817)
Templeton Growth VIP Fund Class 2	36,712	(205,372)	(168,660)	18,897	(181,181)	(162,284)
TVST Touchstone Balanced Fund	-	(11,365)	(11,365)	16,118	(30,664)	(14,546)
TVST Touchstone Bond Fund	46,871	(73,529)	(26,658)	22,306	(54,955)	(32,649)
TVST Touchstone Common Stock Fund	29,416	(141,959)	(112,543)	8,635	(142,297)	(133,662)
TVST Touchstone Small Company Fund	6,803	(19,343)	(12,540)	6,574	(14,548)	(7,974)
Virtus Duff & Phelps Real Estate Securities Series	22,141	(137,687)	(115,546)	21,426	(55,008)	(33,582)
Virtus KAR Capital Growth Series	26,680	(387,535)	(360,855)	12,575	(330,286)	(317,711)

40

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus KAR Enhanced Core Equity Series	73,260	(385,618)	(312,358)	80,067	(401,561)	(321,494)
Virtus KAR Small-Cap Growth Series	67,525	(145,034)	(77,509)	44,595	(248,093)	(203,498)
Virtus KAR Small-Cap Value Series	22,724	(191,028)	(168,304)	17,027	(136,436)	(119,409)
Virtus Newfleet Multi-Sector Intermediate Bond Series	63,863	(228,065)	(164,202)	41,551	(274,356)	(232,805)
Virtus SGA International Growth Series	267,279	(493,793)	(226,514)	36,520	(508,599)	(472,079)
Virtus VIT Tactical Allocation Series (b)	27,294	(274,497)	(247,203)	37,143	(353,701)	(316,558)
Wanger Acorn	5,496	(317,055)	(311,559)	174,329	(247,525)	(73,196)
Wanger International	84,455	(270,163)	(185,708)	11,925	(323,725)	(311,800)

(b) Name change. See Note 2.

41

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Balanced Hedged Allocation Portfolio
2024	163,743	1.78	1.90	306,436	1.95	1.25	1.65	7.23	7.34
2023	294,649	1.66	1.77	504,249	0.91	1.25	1.65	10.67	11.32
2022	313,819	1.50	1.66	483,350	3.11	1.00	1.65	(20.63)	(19.81)
2021	342,080	1.89	2.07	661,790	0.26	1.00	1.65	11.50	12.23
2020‡	468,688	1.69	1.84	817,284	2.15	1.00	1.65	7.45	8.16
Alger Capital Appreciation Portfolio
2024	169,554	6.08	10.64	1,145,833	-	0.90	1.38	46.15	46.80
2023	222,667	4.16	5.79	1,010,790	-	0.90	1.38	41.02	41.91
2022	252,349	4.31	4.08	804,397	-	0.90	1.80	(37.72)	(37.13)
2021	293,607	6.92	6.49	1,526,930	-	0.90	1.80	16.98	18.05
2020	319,318	5.91	5.50	1,410,290	-	0.90	1.80	39.21	40.48
AMT Sustainable Equity Portfolio
2024	538,580	1.88	1.98	1,040,338	-	0.90	1.80	22.88	24.53
2023	657,148	1.53	1.59	1,024,812	0.08	0.90	1.80	24.39	25.20
2022	753,998	1.23	1.27	941,625	0.12	0.90	1.80	(20.13)	(19.11)
2021	832,238	1.54	1.57	1,295,174	0.17	0.90	1.80	20.95	22.05
2020‡	968,279	1.27	1.29	1,240,184	0.36	0.90	1.80	17.14	18.21

42

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

CVT S&P MidCap 400 Index Portfolio (b)
2024	200,480	3.89	3.98	796,473	1.19	1.25	1.38	11.78	12.11
2023	240,451	3.48	3.55	852,902	1.21	1.25	1.38	14.47	14.89
2022	262,395	3.04	3.26	811,694	0.94	0.90	1.38	(14.37)	(14.21)
2021	282,279	3.55	3.80	1,020,520	0.79	0.90	1.38	22.71	23.30
2020	359,180	2.90	3.08	1,063,063	1.15	0.90	1.38	11.77	12.30
DWS Equity 500 Index VIP
2024	1,163,772	5.06	6.49	6,923,075	1.25	0.90	1.80	22.22	23.38
2023	1,271,456	4.14	5.26	6,146,787	1.38	0.90	1.80	23.95	24.94
2022	1,368,697	3.34	4.21	5,315,106	1.24	0.90	1.80	(19.90)	(19.04)
2021	1,397,043	4.17	5.20	6,724,655	1.43	0.90	1.80	26.09	27.24
2020‡	1,503,233	3.31	4.09	5,691,216	1.62	0.90	1.80	15.97	17.03
DWS Small Cap Index VIP
2024	78,713	3.13	3.28	251,794	0.89	1.10	1.38	9.44	9.70
2023	48,147	2.86	2.99	140,291	1.18	1.10	1.38	15.32	15.44
2022	54,635	2.48	2.67	138,087	0.94	0.90	1.38	(21.77)	(21.24)
2021	79,789	3.17	3.39	259,557	0.85	0.90	1.38	12.93	13.47
2020	82,405	2.81	2.99	237,459	1.25	0.90	1.38	17.79	18.36
Federated Hermes Fund for U.S. Government Securities II
2024	1,583,713	1.15	1.63	2,161,929	3.47	0.90	1.80	(0.86)	-
2023	1,687,754	1.16	1.48	2,324,034	2.57	0.90	1.80	1.75	2.78
2022	1,750,783	1.14	1.44	2,341,477	1.84	0.90	1.80	(13.64)	(13.25)
2021	1,728,477	1.32	1.66	2,670,972	2.03	0.90	1.80	(3.81)	(2.93)
2020	1,811,608	1.38	1.71	2,901,561	2.57	0.90	1.80	3.32	4.27

(b) Name change. See Note 2.

43

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Federated Hermes Government Money Fund II
2024	4,928,619	0.87	1.00	4,635,229	4.58	0.90	1.80	2.25	4.35
2023	5,970,720	0.85	0.96	5,437,284	4.44	0.90	1.80	2.41	3.23
2022	6,676,865	0.78	0.93	5,894,136	1.11	0.90	2.25	(1.27)	-
2021	7,580,890	0.79	0.93	6,706,887	0.00	0.90	2.25	(2.25)	(0.90)
2020	8,933,479	0.81	0.94	8,012,377	0.20	0.90	2.25	(2.05)	(0.69)
Federated Hermes High Income Bond Fund II
2024	282,797	2.79	3.46	840,748	5.59	0.90	1.80	4.49	5.49
2023	342,528	2.67	3.28	971,360	5.91	0.90	1.80	10.33	11.56
2022	360,046	2.42	2.94	916,898	5.94	0.90	1.80	(13.26)	(12.50)
2021	409,642	2.79	3.36	1,200,606	4.92	0.90	1.80	2.96	3.91
2020	436,015	2.71	3.23	1,235,794	5.87	0.90	1.80	3.69	4.64
Fidelity® VIP Contrafund® Portfolio
2024	1,633,259	4.73	8.52	11,015,815	0.09	0.90	1.80	31.13	32.49
2023	2,071,766	5.59	6.34	10,594,454	0.38	0.90	1.80	30.91	32.08
2022	2,403,079	4.27	4.80	9,338,882	0.39	0.90	1.80	(27.63)	(27.05)
2021	2,608,151	5.90	6.58	13,940,055	0.05	0.90	1.80	25.41	26.56
2020	2,964,525	4.71	5.20	12,582,550	0.15	0.90	1.80	28.09	29.26
Fidelity® VIP Growth Opportunities Portfolio
2024	605,966	6.50	9.76	4,387,465	-	0.90	1.80	36.36	37.58
2023	740,627	6.16	6.12	3,920,562	-	0.90	1.80	42.92	44.00
2022	801,276	4.31	4.25	2,961,853	-	0.90	1.80	(39.38)	(38.67)
2021	883,626	7.11	6.93	5,277,644	-	0.90	1.80	9.82	10.82
2020	946,263	6.47	6.26	5,167,513	0.01	0.90	1.80	65.47	66.98
Fidelity® VIP Growth Portfolio
2024	535,576	4.62	7.34	2,706,428	-	0.90	1.80	27.98	29.13
2023	627,181	4.86	5.15	2,455,768	0.04	0.90	1.80	33.52	34.82
2022	559,823	3.64	3.82	1,660,483	0.50	0.90	1.80	(25.87)	(25.24)
2021	555,172	4.91	5.11	2,213,523	-	0.90	1.80	20.87	21.98
2020	640,361	4.06	4.19	2,101,839	0.06	0.90	1.80	41.17	42.46

44

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Investment Grade Bond Portfolio
2024	977,144	1.28	1.51	1,368,445	2.77	0.90	1.80	-	0.72
2023	1,159,567	1.28	1.50	1,620,511	2.88	0.90	1.80	4.07	4.90
2022	1,242,400	1.23	1.43	1,659,755	2.09	0.90	1.80	(14.58)	(13.33)
2021	1,396,905	1.44	1.65	2,183,595	1.97	0.90	1.80	(2.51)	(1.62)
2020	1,173,381	1.48	1.68	1,869,650	2.15	0.90	1.80	7.29	8.27
Franklin Income VIP Fund
2024	611,694	1.88	2.42	1,286,892	5.35	0.90	1.80	5.00	6.22
2023	762,847	1.94	2.28	1,523,746	5.25	0.90	1.80	6.59	7.55
2022	856,315	1.82	2.12	1,597,508	4.89	0.90	1.80	(7.14)	(6.19)
2021	938,415	1.96	2.26	1,875,813	4.77	0.90	1.80	14.66	15.71
2020	1,143,185	1.71	1.96	1,976,754	5.95	0.90	1.80	(1.12)	(0.21)
Franklin Mutual Shares VIP Fund
2024	848,034	1.81	3.91	2,708,401	1.95	0.90	1.80	9.27	10.14
2023	1,008,061	2.48	2.97	2,895,469	1.85	0.90	1.80	11.21	12.50
2022	1,163,787	2.23	2.64	3,005,378	1.78	0.90	1.80	(8.98)	(8.33)
2021	1,357,478	2.45	2.88	3,850,778	2.82	0.90	1.80	17.03	18.10
2020	1,593,721	2.09	2.44	3,779,609	2.70	0.90	1.80	(6.75)	(5.90)
FTVIP Franklin DynaTech Fund
2024	24,234	4.60	4.60	111,460	-	1.25	1.25	28.85	28.85
2023	24,358	3.57	3.57	86,975	-	1.25	1.25	41.67	42.23
2022	24,071	2.51	2.52	60,537	-	1.25	1.25	(40.80)	(40.57)
2021	23,931	4.24	4.24	101,504	-	1.25	1.25	14.69	14.69
2020	20,817	3.70	3.70	76,980	-	1.25	1.25	43.08	43.08
Guggenheim VT Long Short Equity Fund
2024	-	2.21	2.33	-	0.22	1.00	1.25	7.28	7.37
2023	22,137	2.06	2.17	45,598	0.27	1.00	1.25	11.35	11.86
2022	23,533	1.85	1.94	43,527	0.47	1.00	1.25	(15.53)	(15.28)
2021	23,570	2.19	2.29	51,562	0.66	1.00	1.25	22.25	22.56
2020	23,605	1.79	1.87	42,237	0.75	1.00	1.25	3.62	3.88

45

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. American Franchise Fund
2024	223,528	4.47	5.02	1,065,559	-	0.90	1.80	32.64	33.87
2023	251,249	3.37	3.75	899,552	-	0.90	1.80	38.11	39.41
2022	308,625	2.44	2.69	795,167	-	0.90	1.80	(32.22)	(31.73)
2021	297,194	3.60	3.94	1,127,829	-	0.90	1.80	9.91	10.92
2020	342,758	3.28	3.55	1,177,201	0.07	0.90	1.80	39.80	41.07
Invesco V.I. Capital Appreciation Fund
2024	62,358	4.11	4.77	281,650	-	0.90	1.25	32.15	32.50
2023	45,312	3.43	3.60	155,662	-	0.90	1.25	33.46	33.83
2022	46,189	2.57	2.69	118,986	-	0.90	1.25	(32.01)	(31.55)
2021	45,212	3.78	3.93	170,813	-	0.90	1.25	20.75	21.18
2020	47,750	3.13	3.24	149,388	-	0.90	1.25	34.54	35.02
Invesco V.I. Core Equity Fund
2024	100,303	3.50	3.85	360,231	0.72	0.90	1.40	23.67	24.60
2023	105,686	2.83	3.09	306,260	0.74	0.90	1.40	21.98	22.13
2022	111,168	2.32	2.53	263,917	0.99	0.90	1.40	(21.89)	(21.18)
2021	103,539	2.97	3.21	313,855	0.66	0.90	1.40	25.95	26.59
2020‡	116,787	2.35	2.54	281,028	1.37	0.90	1.40	12.26	12.83
Invesco V.I. Equity and Income Fund
2024	141,556	2.53	2.88	380,762	1.64	1.10	1.80	10.00	10.66
2023	137,401	2.30	2.61	335,540	1.55	1.10	1.80	8.49	9.21
2022	177,586	2.12	2.39	398,344	1.45	1.10	1.80	(9.40)	(8.78)
2021	182,704	2.46	2.62	451,231	1.48	1.10	1.25	16.87	17.05
2020	228,008	2.11	2.24	481,585	2.22	1.10	1.25	8.28	8.45
Invesco V.I. Global Fund
2024	97,470	2.90	3.31	300,471	-	0.90	1.60	13.73	14.93
2023	115,065	2.55	2.88	310,294	-	0.90	1.60	32.72	32.81
2022	144,671	1.92	2.17	293,884	-	0.90	1.60	(33.10)	(32.40)
2021	182,793	2.87	3.21	552,642	-	0.90	1.60	13.33	14.14
2020	193,327	2.53	2.81	513,923	0.42	0.90	1.60	25.30	26.19

46

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Main Street Mid Cap Fund®
2024	48,787	2.96	3.55	153,400	0.33	0.90	1.80	15.18	16.01
2023	53,235	2.57	3.06	145,906	0.29	0.90	1.80	12.23	13.33
2022	55,785	2.29	2.70	135,952	0.34	0.90	1.80	(15.81)	(15.09)
2021	62,212	2.72	3.18	180,516	0.45	0.90	1.80	21.03	22.14
2020	67,362	2.25	2.60	161,362	0.71	0.90	1.80	7.28	8.27
Invesco V.I. Main Street Small Cap Fund®
2024	219,242	3.08	3.65	713,371	-	0.90	1.80	10.39	11.28
2023	254,953	2.79	3.28	747,706	0.91	0.90	1.80	15.77	16.73
2022	285,320	2.41	2.81	721,553	0.26	0.90	1.80	(17.47)	(16.62)
2021	315,591	2.92	3.37	964,694	0.18	0.90	1.80	20.07	21.16
2020	415,800	2.43	2.78	1,056,613	0.34	0.90	1.80	17.48	18.56
Lazard Retirement US Small Cap Equity Select Portfolio
2024	17,710	3.21	3.38	57,089	-	1.00	1.25	9.56	10.10
2023	18,652	2.64	3.07	54,783	-	1.00	1.80	8.20	8.87
2022	19,010	2.44	2.82	51,262	-	1.00	1.80	(17.01)	(16.32)
2021	24,256	2.94	3.37	78,404	0.05	1.00	1.80	17.72	18.67
2020	25,952	2.50	2.84	70,853	0.21	1.00	1.80	4.85	5.70
Lord Abbett Series Fund Bond Debenture Portfolio
2024	148,328	1.99	2.38	325,462	5.43	0.90	1.80	4.74	5.78
2023	158,796	1.90	2.25	331,093	5.14	0.90	1.80	4.97	5.63
2022	166,924	1.81	2.13	331,126	4.09	0.90	1.80	(14.62)	(13.77)
2021	193,668	2.12	2.47	446,644	2.91	0.90	1.80	1.42	2.35
2020	225,710	2.09	2.41	512,490	3.77	0.90	1.80	5.37	6.34
Lord Abbett Series Fund Growth and Income Portfolio
2024	567,339	2.56	3.49	1,825,048	0.79	0.90	1.80	18.70	19.57
2023	709,878	2.46	2.92	1,917,177	0.93	0.90	1.80	10.81	12.31
2022	788,209	2.22	2.60	1,908,452	1.29	0.90	1.80	(10.84)	(10.34)
2021	877,014	2.49	2.90	2,379,818	1.01	0.90	1.80	26.70	27.86
2020‡	1,000,695	1.97	2.27	2,133,847	1.66	0.90	1.80	0.85	1.77

47

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Fund Mid Cap Stock Portfolio
2024	185,747	2.57	3.07	528,197	0.44	0.90	1.80	12.72	13.70
2023	205,906	2.28	2.70	516,443	0.47	0.90	1.80	13.43	14.41
2022	221,278	2.01	2.36	487,211	0.76	0.90	1.80	(12.61)	(11.94)
2021	267,962	2.30	2.68	673,070	0.55	0.90	1.80	26.38	27.54
2020	319,315	1.82	2.10	630,609	1.03	0.90	1.80	0.65	1.57
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2024	56,808	2.36	2.55	138,628	1.21	1.25	1.80	12.92	13.33
2023	65,326	2.09	2.25	141,044	1.62	1.25	1.80	14.84	15.38
2022	71,959	1.82	1.95	134,549	1.08	1.25	1.80	(14.95)	(14.47)
2021	111,354	2.14	2.28	246,051	1.07	1.25	1.80	16.21	16.86
2020	118,971	1.84	1.95	225,176	1.82	1.25	1.80	7.98	8.59
Morningstar Balanced ETF Asset Allocation Portfolio
2024	633,637	1.75	1.96	1,187,465	1.61	1.00	1.80	8.02	9.14
2023	795,267	1.62	1.75	1,372,033	2.01	1.20	1.80	10.96	11.46
2022	825,379	1.46	1.57	1,276,411	1.67	1.20	1.80	(14.62)	(14.21)
2021	709,360	1.71	1.83	1,269,493	1.30	1.20	1.80	8.80	9.46
2020‡	778,326	1.57	1.67	1,273,277	1.75	1.20	1.80	7.16	7.81
Morningstar Growth ETF Asset Allocation Portfolio
2024	247,890	2.10	2.36	562,778	1.51	1.00	1.80	10.53	11.85
2023	241,056	1.90	2.11	490,504	2.17	1.00	1.80	13.10	14.05
2022	188,287	1.68	1.85	335,701	1.23	1.00	1.80	(14.72)	(14.35)
2021	316,397	1.97	2.16	660,012	1.26	1.00	1.80	12.82	13.74
2020	292,843	1.75	1.90	538,002	2.10	1.00	1.80	8.03	8.91
Morningstar Income and Growth ETF Asset Allocation Portfolio
2024	711,150	1.45	1.59	1,093,008	2.11	1.00	1.65	5.80	6.94
2023	883,079	1.37	1.49	1,267,894	2.14	1.00	1.65	8.73	9.56
2022	918,209	1.23	1.36	1,206,318	1.67	1.00	1.80	(14.58)	(13.38)
2021	1,018,204	1.44	1.57	1,544,870	1.44	1.00	1.80	4.55	5.40
2020	1,003,729	1.37	1.49	1,434,890	1.95	1.00	1.80	6.48	7.35

48

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman AMT Mid Cap Growth Portfolio
2024	146,781	2.25	2.35	333,922	-	0.90	1.38	22.04	22.40
2023	127,794	1.84	1.92	237,901	-	0.90	1.38	16.46	17.07
2022	47,119	1.55	1.64	75,347	-	0.90	1.65	(30.18)	(29.31)
2021	74,747	2.22	2.32	169,843	-	0.90	1.65	10.87	11.71
2020‡	44,554	2.00	2.08	90,938	-	0.90	1.65	37.41	38.45
PIMCO CommodityReal Return® Strategy Portfolio
2024	897,820	0.66	0.80	653,233	2.07	0.90	1.80	1.39	4.00
2023	894,533	0.64	0.75	633,781	15.57	0.90	1.80	(9.86)	(9.64)
2022	870,194	0.71	0.83	677,369	20.35	0.90	1.80	7.58	7.79
2021	1,016,854	0.66	0.77	732,077	4.03	0.90	1.80	30.72	31.92
2020	1,229,809	0.51	0.58	674,047	6.11	0.90	1.80	(0.59)	0.32
PIMCO Real Return Portfolio
2024	153,060	1.40	1.52	222,513	2.52	1.00	1.50	-	1.33
2023	193,394	1.40	1.50	279,894	2.91	1.00	1.50	2.04	2.19
2022	219,777	1.35	1.47	310,909	6.86	1.00	1.60	(12.90)	(12.50)
2021	239,495	1.55	1.68	389,181	4.90	1.00	1.60	3.80	4.43
2020	246,913	1.50	1.61	385,072	1.33	1.00	1.60	9.82	10.49
PIMCO Total Return Portfolio
2024	536,718	1.39	1.64	815,328	3.93	0.90	1.80	0.68	1.34
2023	595,860	1.38	1.62	895,548	3.48	0.90	1.80	3.76	5.19
2022	687,733	1.33	1.54	987,381	2.50	0.90	1.80	(15.82)	(15.38)
2021	750,548	1.58	1.82	1,273,449	1.72	0.90	1.80	(3.14)	(2.25)
2020	799,705	1.63	1.86	1,393,208	2.03	0.90	1.80	6.59	7.56
Rydex VT Inverse Government Long Bond Strategy Fund
2024	7,742	0.29	0.29	2,215	4.45	1.80	1.80	16.00	16.00
2023	7,868	0.25	0.25	1,963	-	1.80	1.80	4.17	4.17
2022	8,013	0.24	0.24	1,954	-	1.80	1.80	41.18	41.18
2021‡	8,177	0.17	0.17	1,395	-	1.80	1.80	(0.84)	(0.84)
2020	83,415	0.17	0.18	14,603	0.29	1.65	1.80	(22.51)	(22.39)

49

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Developing Markets VIP Fund Class 1
2024	379,979	1.92	1.92	731,280	4.10	1.38	1.38	6.08	6.08
2023	391,111	1.81	1.81	706,836	2.32	1.38	1.38	11.73	11.73
2022	400,623	1.62	1.62	650,936	2.93	1.38	1.38	(22.86)	(22.86)
2021	416,720	2.10	2.10	876,787	1.10	1.38	1.38	(6.81)	(6.81)
2020	460,323	2.26	2.26	1,039,280	4.36	1.38	1.38	15.78	15.78
Templeton Developing Markets VIP Fund Class 2
2024	289,457	1.26	3.88	519,790	4.02	0.90	1.60	5.88	6.70
2023	314,355	1.19	3.64	530,193	2.07	0.90	1.60	11.21	11.66
2022	336,245	1.07	3.26	507,256	2.63	0.90	1.60	(23.57)	(22.75)
2021	362,216	1.40	4.22	716,148	0.89	0.90	1.60	(7.25)	(6.59)
2020	378,281	1.51	4.51	815,308	4.06	0.90	1.60	15.31	16.13
Templeton Foreign VIP Fund Class 1
2024	995,322	4.24	4.24	4,223,372	2.60	1.38	1.38	(2.30)	(2.30)
2023	1,096,871	4.34	4.34	4,757,246	3.38	1.38	1.38	19.56	19.56
2022	1,149,705	3.63	3.63	4,175,002	3.37	1.38	1.38	(8.79)	(8.79)
2021	1,201,066	3.98	3.98	4,774,826	2.02	1.38	1.38	3.00	3.00
2020	1,236,463	3.86	3.86	4,772,301	3.56	1.38	1.38	(2.28)	(2.28)
Templeton Foreign VIP Fund Class 2
2024	781,584	1.51	2.16	1,615,425	2.41	0.90	1.80	(2.76)	(1.52)
2023	794,679	1.81	1.98	1,686,532	3.03	0.90	1.80	18.30	19.28
2022	430,955	1.53	1.66	732,495	3.10	0.90	1.80	(8.93)	(8.29)
2021	457,262	1.68	1.81	871,436	1.93	0.90	1.80	2.29	3.22
2020	584,494	1.64	1.75	1,094,074	3.36	0.90	1.80	(2.94)	(2.05)
Templeton Global Bond VIP Fund
2024	288,227	3.85	3.85	1,108,561	-	1.38	1.38	(12.30)	(12.30)
2023	299,616	4.39	4.39	1,314,821	-	1.38	1.38	1.86	1.86
2022	357,762	4.31	4.31	1,542,533	-	1.38	1.38	(6.10)	(6.10)
2021	414,563	4.59	4.59	1,904,618	-	1.38	1.38	(5.93)	(5.93)
2020	445,449	4.88	4.88	2,175,624	8.45	1.38	1.38	(6.38)	(6.38)

50

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Growth VIP Fund Class 1
2024	1,894,870	8.18	8.18	15,497,314	1.20	1.38	1.38	4.20	4.20
2023	2,178,275	7.85	7.85	17,089,977	3.55	1.38	1.38	19.66	19.66
2022	2,434,092	6.56	6.56	15,970,717	0.52	1.38	1.38	(12.53)	(12.53)
2021	2,835,228	7.50	7.50	21,269,026	1.32	1.38	1.38	3.81	3.81
2020	3,063,473	7.23	7.23	22,136,996	3.21	1.38	1.38	4.53	4.53
Templeton Growth VIP Fund Class 2
2024	674,169	1.31	3.28	1,477,029	0.94	0.90	1.80	3.52	4.31
2023	842,829	1.92	2.32	1,788,797	3.33	0.90	1.80	18.52	19.59
2022	1,005,113	1.62	1.94	1,795,256	0.16	0.90	1.80	(12.90)	(12.22)
2021	1,105,646	1.86	2.21	2,253,583	1.11	0.90	1.80	2.99	3.93
2020‡	1,236,352	1.81	2.12	2,423,922	2.92	0.90	1.80	3.90	4.85
TVST Touchstone Balanced Fund
2024	87,062	2.82	2.95	246,744	1.74	1.00	1.25	11.90	12.60
2023	98,427	2.52	2.62	248,542	1.33	1.00	1.25	17.21	17.49
2022	112,973	2.15	2.23	243,461	0.48	1.00	1.25	(17.10)	(16.99)
2021	119,861	2.59	2.69	311,274	0.21	1.00	1.25	15.61	15.90
2020	129,975	2.24	2.32	292,010	1.25	1.00	1.25	17.67	17.97
TVST Touchstone Bond Fund
2024	494,266	1.23	1.37	658,574	5.29	1.20	1.80	-	1.52
2023	520,924	1.23	1.40	689,356	4.65	1.00	1.80	4.24	4.48
2022	553,573	1.18	1.34	700,448	1.96	1.00	1.80	(15.71)	(14.65)
2021	596,964	1.40	1.57	889,312	2.52	1.00	1.80	(2.98)	(2.19)
2020	557,264	1.44	1.60	851,940	1.73	1.00	1.80	7.74	8.62
TVST Touchstone Common Stock Fund
2024	715,302	4.07	4.60	3,161,069	0.62	1.10	1.80	19.35	20.10
2023	827,844	3.41	3.89	3,053,561	0.41	1.00	1.80	24.45	25.08
2022	961,506	2.74	3.11	2,837,740	0.40	1.00	1.80	(19.17)	(18.37)
2021	1,063,473	3.39	3.81	3,864,579	0.52	1.00	1.80	25.55	26.57
2020	1,266,526	2.70	3.01	3,650,595	0.60	1.00	1.80	21.45	22.44

51

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

TVST Touchstone Small Company Fund
2024	211,738	3.42	3.80	790,636	0.43	1.20	1.80	11.76	12.54
2023	224,278	3.06	3.38	746,243	0.23	1.20	1.80	14.61	14.97
2022	232,252	2.67	3.03	671,237	0.03	1.00	1.80	(16.04)	(15.13)
2021	251,294	3.18	3.57	860,737	0.05	1.00	1.80	21.94	22.93
2020‡	409,818	2.61	2.91	1,148,415	0.16	1.00	1.80	16.56	17.51
Virtus Duff & Phelps Real Estate Securities Series
2024	480,017	2.22	14.46	3,975,096	1.69	0.90	1.80	8.89	9.90
2023	595,563	5.40	7.29	4,835,731	2.14	0.90	1.80	9.09	10.12
2022	629,145	4.95	6.62	4,741,917	0.99	0.90	1.80	(27.42)	(26.77)
2021	668,835	6.82	9.04	6,589,436	0.69	0.90	1.80	43.78	45.10
2020	820,813	4.75	6.23	5,689,567	1.14	0.90	1.80	(3.32)	(2.43)
Virtus KAR Capital Growth Series
2024	2,576,246	2.95	43.92	64,937,389	-	0.90	1.80	23.89	25.00
2023	2,937,101	3.14	2.36	59,291,266	-	0.90	1.80	31.93	34.09
2022	3,254,812	2.38	1.76	50,875,633	-	0.90	1.80	(37.20)	(36.92)
2021	3,481,235	3.79	2.79	88,174,867	-	0.90	1.80	10.12	11.13
2020‡	4,026,932	3.44	2.51	91,583,265	-	0.90	1.80	47.53	48.88
Virtus KAR Enhanced Core Equity Series
2024	1,646,811	2.59	3.93	5,550,796	2.85	0.90	2.25	7.02	8.60
2023	1,959,168	2.42	2.79	6,097,897	2.92	0.90	2.25	(0.82)	0.36
2022	2,280,662	2.44	2.78	7,083,079	2.39	0.90	2.25	(4.69)	(3.14)
2021	2,625,950	2.56	2.87	8,477,915	2.22	0.90	2.25	14.75	16.33
2020‡	3,013,761	2.23	2.47	8,394,983	1.58	0.90	2.25	12.33	13.88
Virtus KAR Small-Cap Growth Series
2024	756,517	4.70	11.62	8,072,380	-	0.90	1.80	7.73	8.70
2023	834,027	8.80	10.69	8,216,647	-	0.90	1.80	17.65	18.65
2022	1,037,525	7.48	9.01	8,660,354	-	0.90	1.80	(31.63)	(30.96)
2021	1,185,697	10.94	13.05	14,404,688	-	0.90	1.80	3.10	4.04
2020	1,308,962	10.61	12.55	15,325,240	-	0.90	1.80	42.05	43.34

52

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus KAR Small-Cap Value Series
2024	854,609	2.41	6.35	4,313,833	0.52	0.90	1.80	7.95	8.92
2023	1,022,913	4.15	5.83	4,846,685	0.53	0.90	1.80	16.90	18.02
2022	1,142,322	3.55	4.94	4,645,155	0.20	0.90	1.80	(25.42)	(24.81)
2021	1,265,435	4.76	6.57	6,957,421	0.11	0.90	1.80	17.57	18.64
2020	1,494,766	4.05	5.54	6,920,570	1.03	0.90	1.80	27.32	28.48
Virtus Newfleet Multi-Sector Intermediate Bond Series
2024	1,293,471	1.79	12.29	6,707,314	5.32	0.90	1.80	3.72	5.19
2023	1,457,674	2.15	2.70	7,287,554	4.49	0.90	1.80	6.97	7.57
2022	1,690,479	2.01	2.51	8,151,910	3.29	0.90	1.80	(11.06)	(10.36)
2021	1,814,752	2.26	2.80	9,974,078	2.72	0.90	1.80	(0.74)	0.16
2020	1,925,714	2.28	2.79	10,963,369	3.20	0.90	1.80	4.62	5.58
Virtus SGA International Growth Series
2024	3,252,617	1.14	4.66	9,138,277	0.20	0.90	1.80	(7.50)	(6.57)
2023	3,479,130	2.40	2.10	10,760,560	0.10	0.90	1.80	15.94	16.67
2022	3,951,209	2.07	1.80	10,508,463	-	0.90	1.80	(20.08)	(19.28)
2021	4,176,562	2.59	2.23	13,855,175	-	0.90	1.80	6.37	7.35
2020	4,558,981	2.43	2.07	14,061,426	-	0.90	1.80	21.41	22.53
Virtus VIT Tactical Allocation Series (b)
2024	1,675,393	2.71	19.07	25,976,771	1.91	0.90	1.80	11.97	12.75
2023	1,922,596	2.42	3.06	26,437,280	1.08	0.90	1.80	19.80	21.43
2022	2,239,154	2.02	2.52	25,395,194	0.24	0.90	1.80	(31.76)	(31.34)
2021	2,585,464	2.96	3.67	42,988,023	0.39	0.90	1.80	5.64	6.60
2020	2,949,683	2.80	3.44	45,798,851	0.67	0.90	1.80	31.55	32.75

(b) Name change. See Note 2.

53

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wanger Acorn
2024	1,434,816	4.43	15.28	17,666,575	-	0.90	1.80	12.15	13.10
2023	1,746,375	3.95	5.21	19,299,547	-	0.90	1.80	19.34	20.60
2022	1,819,571	3.31	4.32	17,034,463	-	0.90	1.80	(34.58)	(34.05)
2021	1,946,466	5.06	6.55	27,751,658	0.73	0.90	1.80	6.94	7.92
2020	2,171,196	4.73	6.06	28,550,585	-	0.90	1.80	22.00	23.11
Wanger International
2024	1,103,961	1.37	9.78	8,080,511	1.37	0.90	1.80	(9.93)	(8.94)
2023	1,289,669	4.03	3.69	10,797,820	0.30	0.90	1.80	14.81	15.67
2022	1,601,469	3.51	3.19	12,074,809	0.92	0.90	1.80	(35.00)	(34.36)
2021	1,719,225	5.40	4.86	20,182,973	0.55	0.90	1.80	16.67	17.74
2020	1,941,189	4.63	4.13	19,369,287	2.03	0.90	1.80	12.31	13.34

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

54

Nassau Life Variable Accumulation Account

Notes to Financial Statements (continued)

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Variable Accumulation Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life Variable Accumulation Account (the Separate Account) as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Boston, Massachusetts

April 15, 2025

56

Appendix

Nassau Life Variable Accumulation Account

AB VPS Balanced Hedged Allocation Portfolio

Alger Capital Appreciation Portfolio

AMT Sustainable Equity Portfolio

CVT VP S&P MidCap 400 Index Portfolio (1)

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

FTVIP Franklin DynaTech Fund

Guggenheim VT Long Short Equity Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Mid Cap Fund®

Invesco V.I. Main Street Small Cap Fund®

Lazard Retirement US Small Cap Equity Select Portfolio (1)

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityReal Return® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Templeton Developing Markets VIP Fund Class 1

Templeton Developing Markets VIP Fund Class 2

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

57

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Enhanced Core Equity Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus SGA International Growth Series

Virtus VIT Tactical Allocation Series (1)

Wanger Acorn

Wanger International

(1) See Note 2 to the financial statements for the former name of the subaccount.

58